INTERCREDITOR AGREEMENT
                             -----------------------

         THIS INTERCREDITOR AGREEMENT, dated as of the 15th day of June, 2000, by and among Bank of America, N.A. (as successor-in-interest to BankAmerica Business Credit, Inc.) (hereinafter referred to as "BofA"), in its capacity as agent for itself and any other "Lenders" from time to time party to the "Credit Agreement," as those terms are defined below; State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, but solely in its capacity as Owner Trustee and Lessor under the "Secured Sale/Leaseback Documents," as defined below (hereinafter referred to as the "Initial Trustee"); and BofA, in its capacity as "Collateral Agent", as defined below.

                                 R E C I T A L S
                                 ---------------

     A. Sweetheart Cup Company Inc. (the "Borrower") and Sweetheart Holdings Inc. (the "Guarantor") are parties to an Amended and Restated Loan and Security Agreement, dated as of October 24, 1997, as heretofore amended and as amended and restated as of the date hereof (as so amended and amended and restated, the "BofA Credit Agreement") with the Lenders parties thereto and BofA, as agent, pursuant to which the Lenders have made available to the Borrower a revolving credit facility in the initial maximum aggregate principal amount of $135,000,000 and a term loan facility in the initial aggregate principal amount of $25,000,000;

     B. The obligations of the Borrower under the BofA Credit Agreement are secured by mortgages, liens and security interests in substantially all of the Borrower's real and personal property, as more specifically set forth in the BofA Credit Agreement and the other documents delivered from time to time in connection therewith;

     C. The Borrower has entered into the Secured Sale/Leaseback Documents with the Initial Trustee, pursuant to which the Borrower sold certain "Equipment" (as defined below) to the Initial Trustee, and the Initial Trustee, as Lessor, has agreed to lease such Equipment to the Borrower;

     D. The obligations of the Borrower under the Secured Sale/Leaseback Documents are secured by mortgages, liens and security interests in substantially all of the Borrower's real and personal property, as more specifically set forth in the Secured Sale/Leaseback Documents;

     E. The obligations of the Borrower under the BofA Credit Agreement have been guaranteed by the Guarantor, the direct parent of the Borrower, pursuant to a certain Guaranty, dated as of October 24, 1997, by the Guarantor in favor of BofA, as agent, and the obligations of the Borrower under the Secured Sale/Leaseback Documents have been guaranteed by the Guarantor on a pari passu basis pursuant to the Guarantee, dated as of June 1, 2000, by the Guarantor in favor of the Trustee and the Owner Participants identified in the Secured Sale/Leaseback Documents (collectively, the "Guarantees");

     F. The obligations of the Guarantor under the Guarantees are secured by mortgages, liens and security interests in substantially all of the Guarantor's real and personal property which will initially consist only of 100% of the issued and outstanding capital stock of the Borrower; and

     G. The "Credit Agent", as defined below, and the "Trustee", as defined below, wish to enter into this Agreement setting forth their agreement (i) as to the relative priorities of the respective mortgages, liens and security interests in the assets of the Borrower securing the respective obligations of the Borrower under the Credit Agreement and the Secured Sale/Leaseback Documents, (ii) as to the relative priorities of the respective mortgages, liens and security interests in the assets of the Guarantor securing the obligations of the Guarantor under the Guarantees, and (iii) as to certain related matters.

                                A G R E E M E N T
                                -----------------

         In consideration of the premises and the mutual covenants and conditions herein contained, the Credit Agent, for itself and on behalf of the Lenders, and the Trustee, for itself and on behalf of the Owner Participants, intending to be legally bound, agree as follows:

     1. Definitions. In addition to those terms elsewhere expressly defined in this Agreement, as used herein, the following terms shall be defined as set forth below:

        "Accounts" means any "account," as such term is defined in Section 9-106 of the UCC, now owned or hereafter acquired by Sweetheart or in which Sweetheart now has or hereafter acquires any rights, and, in any event, shall include, without limitation, all accounts receivable, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper, Documents or Instruments) now owned or hereafter received or acquired by or belonging or owing to Sweetheart arising out of Inventory sold or leased or services rendered by Sweetheart, whether or not the same have been earned, and all of Sweetheart's rights in, to and under all purchase orders or receipts now owned or hereafter acquired by it in connection with any Disposition or anticipated Disposition of Inventory or services, and all of Sweetheart's rights to any Inventory represented by any of the foregoing (including, without limitation, unpaid seller's rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed Inventory), and all moneys due or to become due to Sweetheart under all contracts for the sale of Inventory or the performance of services or both by Sweetheart (whether or not yet earned by performance on the part of Sweetheart or in connection with any other transaction), now in existence or hereafter occurring, including, without limitation, the right to receive the Proceeds of said purchase orders and contracts, and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

        "Article 8 Securities" means all "securities" as defined in Article 8 of the UCC, whether now owned or hereafter acquired by Sweetheart or in which Sweetheart has now or hereafter acquired any rights.

        "BofA"  has  the  meaning   set  forth  in  the  introductory paragraph.

        "BofA  Credit  Agreement"  has the  meaning  set  forth in the Recitals.

        "Borrower" has the meaning set forth in the Recitals.

        "Business Day" means any day that is not a Saturday, a Sunday, a day on which banks are required or authorized to be closed in the State of New York or a day on which the Credit Agent or the Trustee is closed for business.

        "Cash Equivalent Investments" means (i) United States Government Securities, (ii) time deposits and certificates of deposit of any commercial bank organized in the United States having capital and surplus in excess of $100,000,000 or a commercial bank organized under the laws of any other country that is a member of the OECD having total assets in excess of $100,000,000, in either case, with a maturity date not more than one year from the date of acquisition, (iii) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause (ii) above, (iv) direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within ninety (90) days after the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc. (or, if at any time neither Standard & Poor's Corporation nor Moody's Investors Service, Inc. shall be rating such obligations, then from such other nationally recognized rating services acceptable to the Collateral Agent), (v) commercial paper issued by the parent corporation of any commercial bank organized in the United States having capital and surplus in excess of $100,000,000 or a commercial bank organized under the laws of any other country that is a member of the OECD having total assets in excess of $100,000,000, and commercial paper issued by others having one of the two highest ratings obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc. (or, if at any time neither Standard & Poor's Corporation nor Moody's Investors Service, Inc. shall be rating such obligations, then from such other nationally recognized rating services acceptable to the Collateral Agent) and in each case maturing within one year after the date of acquisition, (vi) overnight bank deposits and bankers' acceptances at any commercial bank organized in the United States having capital and surplus in excess of $100,000,000 or a commercial bank organized under the laws of any other country that is a member of the OECD having total assets in excess of $100,000,000, (vii) deposits available for withdrawal on demand with a commercial bank organized in the United States having capital and surplus in excess of $50,000,000 or a commercial bank organized under the laws of any other country that is a member of the OECD having total assets in excess of $50,000,000 and (viii) investments in money market funds substantially all of whose assets comprise securities of the types described in clauses (i) through
(vii).

        "Chattel  Paper"  means any "chattel paper,"  as such term is defined in
Section 9-105(1)(b) of the UCC, now owned or hereafter acquired by Sweetheart or in which Sweetheart now has or hereafter acquires any rights and wherever located.

        "Collateral" means, collectively, the Lenders' Collateral and the Trustee Collateral.

        "Collateral Account" means the account established by the Borrower for the benefit of the Trustee pursuant to the terms of the Secured Sale/Leaseback Documents and this Agreement and designated as the "Sweetheart Cup Collateral Account."

        "Collateral Account Collateral" means the Collateral Account,all amounts deposited therein from time to time representing Proceeds of Secured Sale/Leaseback Collateral and rents, royalties and other payments in respect of Secured Sale/Leaseback Collateral, to the extent assigned under the Secured Sale/Leaseback Documents, and any and all investments of such amounts of any kind or nature.

        "Collateral Agent" has the meaning set forth in Section 5.1.

        "Collateral Agent's Lien" means the Liens of the Collateral Agent in the Shared Collateral granted pursuant to the Shared Collateral Security Documents.

        "Contracts" means all contracts, undertakings, or other agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which Sweetheart may now or hereafter have any right, title or interest and wherever located, including, without limitation, (a) with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof and (b) all interest rate or currency exchange agreements, including, without limitation, cap, collar, floor, forward or similar agreements, other rate or currency protection arrangements or other rate or currency management arrangements.

        "Credit Agent" means BofA in its capacity as agent for the Lenders under the Credit Agreement and not in its individual capacity, any successor agent to BofA under the Credit Agreement and any other agent, trustee or representative of the Lenders serving in such capacity from time to time and, if there is no such agent, trustee or representative, "Credit Agent" means, collectively, the Lenders.

        "Credit Agreement" means (a)the BofA Credit Agreement,as the BofA Credit Agreement may be amended, amended and restated, renewed, extended, restructured, supplemented, or otherwise modified from time to time; and (b) any credit agreement, loan agreement, note purchase agreement, indenture or other agreement, document or instrument refinancing, refunding or otherwise replacing the BofA Credit Agreement, or any other agreement deemed a Credit Agreement under clause (a) or (b) hereof, whether or not with the same agent, trustee, representative lenders or holders and, subject to the provisions of the next succeeding sentence, irrespective of any change in the terms and conditions thereof; provided, that any such agreement, document or instrument effecting any such refunding, refinancing or replacement expressly provides that it is deemed to be a "Credit Agreement" hereunder. Without limiting the generality of the foregoing, the term "Credit Agreement" shall include any amendment, amendment and restatement, renewal, extension, restructuring, supplement or modification to any Credit Agreement (other than any such amendment, amendment and restatement, renewal, extension, restructuring, supplement or modification that would result in the violation of, or is otherwise contrary to, any of the provisions of this Agreement) and all refundings, refinancings and replacements of any Credit Agreement including any agreement (i) extending the maturity of any Credit

Agreement Obligations; (ii) adding or deleting issuers, borrowers or guarantors thereunder; (iii) increasing the amount of Credit Agreement Obligations incurred thereunder or available to be borrowed thereunder, to the extent permitted by
Section 4.2(a); or (iv) otherwise altering the terms and conditions thereof; provided, that any such agreement, document or instrument effecting any such refunding, refinancing or replacement expressly provides that it is deemed to be a "Credit Agreement" hereunder.

        "Credit  Agreement  Collateral"  has the  meaning set  forth in  Section
3.1(a).

        "Credit Agreement Obligations" means, collectively, at any time, (a) all debts, liabilities and obligations of Sweetheart, whether now or hereafter existing, incurred in connection with the Credit Agreement, the Credit Agreement Security Documents, or any other document, agreement or instrument executed or delivered in connection therewith to further evidence the debts, liabilities and obligations of Sweetheart to the Credit Agent and the Lenders (including, in any event and without limitation, all loans made, and other obligations of the Borrower incurred, under the Original Credit Agreement and assigned to BABC under the Bank Assignment Agreement (as such terms are defined in the Credit Agreement as in effect on the date hereof)), and (b) all Hedging Obligations, in each case, at such time.

        "Credit Agreement Security Documents" means, collectively, any and all documents from time to time executed in connection with the Credit Agreement or in furtherance thereof (including, in any event and without limitation, all Security Documents (as such term is defined in the Credit Agreement as in effect on the date hereof)), pursuant to which Sweetheart grants to the Lenders (whether through the Credit Agent or otherwise) a Lien on the Lenders' Collateral, as the same may be amended, modified or supplemented from time to time without resulting in the violation of, or otherwise being contrary to, any of the provisions of this Agreement.

        "Credit Agreement Term Loan Equipment Collateral" means all of the Equipment described on Schedule 1.1B to the Credit Agreement as in effect on the date hereof, and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto or used or to be used in connection therewith, and all manuals, drawings, instructions, warranties and rights with respect thereto; wherever any of the foregoing is located.

        "Cup Making Machine Inventory" means any cup making machine from time to time manufactured by Sweetheart (or prior to the merger of Sherwood with and into the Borrower, by Sherwood or any of its Subsidiaries) other than any cup making machine owned by the Borrower prior to the merger of Sherwood with and into the Borrower.

        "Disposition" means the sale, assignment, transfer, lease, conveyance or other disposition by Sweetheart of any Sweetheart Property, including, without limitation, an involuntary disposition as a result of a casualty or condemnation.

        "Documents" means any "documents," as such term is defined in Section 9-105(1)(f) of the UCC, now owned or hereafter acquired by Sweetheart or in which Sweetheart now has or hereafter acquires any rights and wherever located.

        "Equipment" means any "equipment," as such term is defined in Section 9-109(2) of the UCC, now owned or hereafter acquired by Sweetheart or in which Sweetheart now has or hereafter acquires any rights and wherever located, and, in any event, shall include, without limitation, all machinery, equipment, Packaging Equipment, furnishings, fixtures, vehicles and computers and other electronic data-processing and other office equipment now owned or hereafter acquired by Sweetheart or in which Sweetheart now has or hereafter acquires any rights (in each instance not constituting Inventory) and wherever located, and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

        "Excluded Sale/Leaseback Assets" means, collectively, (i) all assets (including, without limitation, Equipment and real property) acquired, created, arising or adopted by Sweetheart after the closing of the sale by the Borrower to the Trustee on the date hereof of certain Equipment pursuant to the Secured Sale/Leaseback Documents (other than (A) such assets which constitute identifiable Proceeds of Trustee Collateral, (B) Equipment constituting replacements or substitutions of Equipment in which the Trustee had an ownership interest immediately prior to such replacement or substitution, so long as (x) such replacement or substitution is effected pursuant to and in accordance with the Secured Sale/Leaseback Lease and (y) the replacement or substitute Equipment does not have a fair market value in excess of 110% of the fair market value of the Equipment being replaced or substituted at the time of such replacement, (C) any additions, modifications and improvements attached to, incorporated into or otherwise made a part of the Leased Equipment, (D) any Collateral Account Collateral and any Equipment or real property acquired with the Proceeds thereof and (E) Accounts, Inventory, Intercompany Debt and assets described in clauses
(c), (d) and (e) of Exhibit A hereto other than those assets constituting identifiable and segregated Proceeds from the Disposition of Equipment, real property, Trademarks, Patents, Licenses and other intellectual property), (ii) all right, title, interest and benefits of Sweetheart in, to and under the Sherwood Stock Purchase Documents, (iii) all right, title, interest and benefits of Sweetheart in, to and under any assets owned by Sherwood or any of its subsidiaries immediately prior to their merger with and into the Borrower (whether owned by any of such Persons or, after such mergers, by the Borrower) other than Accounts, Inventory and Equipment and (iv) any and all identifiable Proceeds of the foregoing; provided that in no event shall business interruption insurance constitute Excluded Sale/Leaseback Assets.

        "Future Subsidiary Guarantor" means each of the Borrower's hereafter created or acquired Subsidiaries which becomes a guarantor of the Secured Sale/Leaseback Obligations or the Credit Agreement Obligations, and their respective successors.

        "General Intangibles" means any "general intangibles," as such term is defined in Section 9-106 of the UCC, now owned or hereafter acquired by Sweetheart or in which Sweetheart now has or hereafter acquires any rights, and, in any event, shall include, without limitation, all right, title and interest which Sweetheart may now or hereafter have in or under any Contract, causes of action, franchises, tax refund claims, customer lists, Trademarks, Patents, rights in intellectual property, Licenses, permits, copyrights, trade secrets, proprietary or confidential information, inventions and discoveries (whether patented or patentable or not) and technical information, procedures, designs, knowledge, know-how, software, data bases, business records data, skill, expertise, experience, processes, models, drawings, materials and records, goodwill, all claims under guaranties, security interests or other security held by or granted to Sweetheart to secure payment of the Accounts by an Account Debtor obligated thereon, all rights of indemnification and all other intangible property of any kind and nature.

        "Governmental Agency" means (a) any international, foreign, federal, state, county or municipal government, or political subdivision thereof, (b) any governmental agency, authority, board, bureau, commission, department or instrumentality, (c) any court or administrative tribunal, (d) any non-governmental agency or entity that is vested by a governmental agency with applicable jurisdiction over a Person, or (e) any arbitration tribunal or other non-governmental authority to whose jurisdiction a Person has given its general consent.

        "Guarantees" has the meaning set forth in the Recitals.

        "Guarantor" has the meaning set forth in the Recitals.

        "Hedging Obligations" means, collectively, at any time, all debts, liabilities and obligations of Sweetheart, whether now or hereafter existing, incurred in connection with the Interest Rate Protection or Other Hedging Agreements (as such term is defined in the Credit Agreement Security Documents as in effect on the date hereof) entered into with any of the Secured Creditors (as such term is defined in the Credit Agreement Security Documents as in effect on the date hereof).

        "Initial   Trustee"  has  the  meaning  set  forth  in  the introductory paragraph.

        "Instruments" means any "instrument," as such term is defined in Section 9-105(1)(i) of the UCC, now owned or hereafter acquired by Sweetheart or in which Sweetheart now has or hereafter acquires any rights and wherever located, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

        "Intercompany Debt" means any indebtedness payable to the Borrower, the Guarantor or any Future Subsidiary Guarantor by any of the Guarantor, the Borrower, any Future Subsidiary Guarantor or any other Person which is a direct or indirect Subsidiary of any of the foregoing, or any Person which is an officer, director or employee of the Borrower, the Guarantor or any Future Subsidiary Guarantor.

        "Inventory" means any "inventory," as such term is defined in Section 9-109(4) of the UCC, now owned or hereafter acquired by Sweetheart or in which Sweetheart now has or hereafter acquires any rights and wherever located, and, in any event, shall include, without limitation, all inventory, merchandise, goods, repossessed or returned merchandise and other personal property
(including, without limitation, Cup Making Machine Inventory), now owned or hereafter acquired by Sweetheart or in which Sweetheart now has or hereafter acquires any rights and wherever located, which are held for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in Sweetheart's business, or the processing, packaging, delivery or shipping of the same, and all finished goods; provided that Packaging Equipment shall not constitute Inventory.

        "Law" means, when used in connection with any Person, collectively, all international, foreign, federal, state and local statutes, treaties, rules, regulations, standards, guidelines, ordinances, codes, orders and judgments (or any official interpretation of any of the foregoing) issued by any Governmental Agency applicable to that Person.

        "Leased Equipment" means (x) the Equipment that satisfies all of the following: (i) it has been sold by the Borrower to the Trustee on the date hereof pursuant to the Secured Sale/Leaseback Documents, (ii) it is identified on Schedule 1 to the Warranty Bill of Sale, dated as of the date hereof, by the Borrower to the Trustee and (iii) it is not repurchased or otherwise reacquired by the Borrower after the sale thereof to the Trustee referred to in clause (i) above and (y) all substitutions and replacements of Equipment described in clause (x) above (so long as the substitution or replacement does not have a fair market value in excess of 110% of the fair market value of the Equipment being substituted or replaced at the time of such substitution or replacement and such substitution or replacement is effected pursuant to and in accordance with the Secured Sale/Leaseback Lease) and all improvements, modifications and additions attached to, incorporated into or otherwise made a part of Equipment described in clause (x) above effected pursuant to and in accordance with the Secured Sale/Leaseback Lease, in each instance under this clause (y), so long as
(1) such substitution, replacement, improvement, modification or addition and the item to which it is or was attached, incorporated into or otherwise made a part of is not Credit Agreement Term Loan Equipment Collateral and (2) such substitution, replacement, improvement, modification or addition is not repurchased or otherwise acquired by the Borrower.

        "Lenders" means, collectively, the holders from time to time of the Credit Agreement Obligations.

        "Lenders' Collateral" means, collectively, any and all Sweetheart Property now or hereafter subject to a Lenders' Lien, together with any and all Proceeds and products thereof; provided that Lenders' Collateral shall in no event include any Leased Equipment.

        "Lenders' Lien" means a Lien now or hereafter granted to, or obtained by, the Lenders or the Credit Agent for the benefit of the Lenders as security for the payment and performance of any Credit Agreement Obligations; provided that no such Lien shall encumber any Leased Equipment.

        "License" means any Patent License, Trademark License or other license under which Sweetheart is the licensor or licensee and in the case of Licenses under which Sweetheart is the licensor, all rights to collect royalties thereunder.

        "Lien" means any mortgage, deed of trust, deed to secure debt, pledge, hypothecation, assignment for security, security interest, encumbrance, lien or charge of any kind, whether voluntarily incurred or arising by operation of Law, by statute, by contract, or otherwise, affecting any Property, including any agreement to grant any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature of a security interest, and/or the filing of or agreement to give any financing statement (other than a precautionary financing statement with respect to a lease that is not in the nature of a security interest) under the UCC or comparable Law of any jurisdiction with respect to any Property and including, in any event and without limitation, any interest (ownership, security interest or otherwise) in any Equipment now or hereafter leased by the Borrower from the Trustee pursuant to the Secured Sale/Leaseback Documents.

        "OECD" means the Organization for Economic Cooperation and Development.

        "Officers" means the Chairman of the Board, the President, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, Controller, Secretary or any Vice President of the Borrower.

        "Officers' Certificate" means a certificate signed by two Officers, one of whom must be the principal executive officer, principal financial officer or principal accounting officer of the Borrower.

        "Owner Participants" means General Electric Capital Corporation and such other Persons which shall from time to time be participants under the trust established pursuant to the Secured Sale/Leaseback Trust Agreement.

        "Packaging Equipment" means any equipment owned by Sweetheart on the date hereof which is from time to time leased by Sweetheart to others; provided that Packaging Equipment shall not include any Excluded Sale/Leaseback Assets or any Cup Making Machine Inventory.

        "Patent" or "Patents" means one or all of the following now owned or hereafter acquired by Sweetheart or in which Sweetheart now has or hereafter acquires any rights, including, without limitation, pursuant to any Patent
License, and wherever located: (a) all letters patent of the United States or any other country and all applications for letters patent of the United States or any other country, (b) all reissues, reexaminations, continuations, continuations-in-part, divisions, and extensions of any of the foregoing, and
(c) all inventions claimed and disclosed in the Patents and any and all trade secrets and know-how related thereto.

        "Patent License" means any written agreement granting any right to make, use, sell and/or practice any invention or discovery that is the subject matter of a Patent now owned or hereafter acquired by Sweetheart or in which Sweetheart now has or hereafter acquires any rights.

        "Person" means any entity, whether an individual, trustee, corporation, general partnership, limited partnership, limited liability company, joint stock company, trust, estate, unincorporated organization, business association, tribe, firm, joint venture, Governmental Agency, or otherwise.

        "Proceeds" means "Proceeds," as such term is defined in Section 9-306(1) of the UCC and, in any event, shall include, without limitation, (a) any and all Proceeds of any insurance, indemnity, warranty or guaranty payable to Sweetheart from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to Sweetheart from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Agency (or any Person acting under color or governmental authority), (c) any claim of Sweetheart against third parties (i) for past, present or future infringement of any Patent or Patent License or (ii) for past, present or future infringement or dilution of any Trademark or Trademark License or for injury to the goodwill associated with any Trademark, Trademark registration or Trademark licensed under any Trademark License, and (d) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

        "Property" means any interest in any kind of property or asset, whether real, personal or mixed, tangible or intangible.

        "Pro Rata Share" means, with respect to any Lender or the Trustee at any time, a fraction equal to the following amounts owing to such Person (or in the case of unutilized commitments, the amount of such Person's unutilized commitment) divided by the sum of the following amounts, in each case, at such time: (i) the Stipulated Loss Value of all Leased Equipment at such time plus all Overdue Rent (as defined in the Secured Sale/Leaseback Documents as in effect on the date hereof), if any, and (ii) the principal balance of all loans owing under the Credit Agreement, the aggregate amount of unpaid reimbursement obligations owing with respect to letters of credit or credit support issued pursuant to the Credit Agreement, the aggregate undrawn amount of all outstanding letters of credit or credit support issued pursuant to the Credit Agreement, the aggregate amount of all Hedging Obligations owing to any Lender and, so long as the Lenders under the Credit Agreement, whether immediately or after the giving of notice or passage of time, or both, would not have the right to terminate their respective commitments thereunder, the unutilized amount of such commitments. For purposes of determining whether at any such time the Lenders have the right (or would have the right after the giving of notice or passage of time or both) to terminate their respective commitments under the Credit Agreement, an Officers' Certificate delivered by the Borrower to the Trustee and the Collateral Agent at such time certifying that no such right exists (or would exist after the giving of notice or passage of time or both) together with a borrowing under the Credit Agreement within two Business Days after the delivery of such certificate shall constitute conclusive evidence, for purposes of this Agreement only, that no such right exists (or would exist after the giving of notice or passage of time or both) at such time. For purposes of determining the amount in clause (i) of the first sentence of this definition at any time, the Trustee shall, at the request of the Collateral Agent or the Credit Agent, deliver or cause to be delivered to the Collateral Agent and the Credit Agent a certificate by the Trustee or an Owner Participant showing in reasonable detail the calculation of such amount. For purposes of determining the amount in clause (ii) of the first sentence of this definition at any time, the Credit Agent shall, at the request of the Collateral Agent or the Trustee, deliver or cause to be delivered to the Collateral Agent and the Trustee a certificate by the Credit Agent or any Lender showing in reasonable detail the calculation of such amount. The Collateral Agent may, but shall not be required to, rely on such certificate for purposes of determining the Pro Rata Share at such time. For purposes of calculating the Pro Rata Share of a Person at any time, the amount in clause (i) of the first sentence of this definition shall be deemed to be owing to the Trustee.

        "Refinancing Indebtedness" means any indebtedness issued in exchange for or the proceeds of which are used to extend, refinance, renew, replace, substitute or refund the Credit Agreement Obligations in a transaction in which the same are repaid or satisfied in full.

        "Remedial Action" means any claim, proceeding or action to foreclose upon, take possession or control of, sell, lease or otherwise dispose of, terminate the lease of, or in any other manner realize, take steps to realize or seek to realize upon, the whole or any part of any Sweetheart Property or any equipment subject to the Secured Sale/Leaseback Lease, whether pursuant to the UCC, by foreclosure, by setoff, by self-help repossession, by notification to account debtors, by deed in lieu of foreclosure, by exercise of power of sale, by judicial action or otherwise, or the exercise of any other remedies with respect to any Sweetheart Property or any equipment subject to the Secured Sale/Leaseback Lease available under any of the Security Documents, the Secured Sale/Leaseback Lease or under applicable Law.

        "Required Parties" means, at any time, Lenders and/or the Trustee holding in the aggregate greater than fifty percent (50%) of the sum of the following amounts at such time: (i) the Stipulated Loss Value of all Leased
Equipment at such time plus all Overdue Rent (as defined in the Secured Sale/Leaseback Documents as in effect on the date hereof), if any, and (ii) the principal balance of all loans owing under the Credit Agreement, the aggregate amount of unpaid reimbursement obligations owing with respect to letters of credit or credit support issued pursuant to the Credit Agreement, the aggregate undrawn amount of all outstanding letters of credit or credit support issued pursuant to the Credit Agreement, the aggregate amount of all Hedging Obligations owing to any Lender and, so long as the Lenders under the Credit Agreement, whether immediately or after the giving of notice or passage of time, or both, would not have the right to terminate their respective commitments thereunder, the unutilized amount of such commitments. For purposes of determining whether at any such time the Lenders have the right (or would have the right after the giving of notice or passage of time or both) to terminate their respective commitments under the Credit Agreement, an Officers' Certificate delivered by the Borrower to the Trustee and the Collateral Agent at such time certifying that no such right exists (or would exist after the giving of notice or passage of time or both) together with a borrowing under the Credit Agreement within two Business Days after the delivery of such certificate shall constitute conclusive evidence, for purposes of this Agreement only, that no such right exists (or would exist after the giving of notice or passage of time or both) at such time. For purposes of determining the amount in clause (i) of the first sentence of this definition at any time, the Trustee shall, at the request of the Collateral Agent or the Credit Agent, deliver or cause to be delivered to the Collateral Agent and the Credit Agent a certificate by the Trustee or an Owner

Participant showing in reasonable detail the calculation of such amount. For purposes of determining the amount in clause (ii) of the first sentence of this definition at any time, the Credit Agent shall, at the request of the Collateral Agent or the Trustee, deliver or cause to be delivered to the Collateral Agent and the Trustee a certificate by the Credit Agent or any Lender showing in reasonable detail the calculation of such amount. The Collateral Agent may, but shall not be required to, rely on such certificate for purposes of determining the Required Parties at such time. For purposes of determining the Required Parties at any time, the Trustee shall be deemed to be holding the amount in clause (i) of the first sentence of this definition.

        "Secured Sale/Leaseback Collateral" has the meaning set forth in Section 3.1(b).

        "Secured Sale/Leaseback Documents" means the Secured Sale/Leaseback Lease, the Secured Sale/Leaseback Trust Agreement, the Secured Sale/Leaseback Participation Agreement and the other documents from time to time executed in connection with any of the foregoing or in furtherance thereof, as such documents may be amended, amended and restated, renewed, extended, restructured, supplemented or otherwise modified from time to time without resulting in the violation of, or otherwise being contrary to, any of the provisions of this Agreement.

        "Secured Sale/Leaseback Lease" means the Lease Agreement,dated as of June 1, 2000, between the Trustee and the Borrower, together with any and all lease supplements thereto entered into from time to time, as the same may be amended, amended and restated, renewed, extended, restructured, supplemented or otherwise modified from time to time without resulting in the violation of, or otherwise being contrary to, any of the provisions of this Agreement.

        "Secured Sale/Leaseback Lien" means a Lien now or hereafter granted to, or obtained by, the Trustee, as security for the payment and performance of any Secured Sale/Leaseback Obligations; provided that no such Lien shall encumber any Excluded Sale/Leaseback Assets.

        "Secured Sale/Leaseback Obligations" means,collectively, all obligations of Sweetheart, whether now or hereafter existing, arising pursuant to the terms of the Secured Sale/Leaseback Lease, the Secured Sale/Leaseback Security Documents and any other Secured Sale/Leaseback Document.

        "Secured Sale/Leaseback Participation Agreement" means the Participation Agreement, dated as of June 1, 2000, among the Borrower, the Owner Participants, the Trustee and the Guarantor, as the same may be amended, amended and restated, renewed, extended, restructured, supplemented or otherwise modified from time to time without resulting in the violation of, or otherwise being contrary to, any of the provisions of this Agreement.

        "Secured Sale/Leaseback Security Documents" means, collectively, any and all documents executed in connection with the Secured Sale/Leaseback Lease or in furtherance thereof, pursuant to which Sweetheart grants to the Trustee a Lien on the Trustee Collateral, as the same may be amended, modified or supplemented from time to time without resulting in the violation of, or otherwise being contrary to, any of the provisions of this Agreement.

        "Secured Sale/Leaseback Site Lease" means any Site Lease (as defined in the Secured Sale/Leaseback Participation Agreement as in effect on the date of execution thereof).

        "Secured Sale/Leaseback Site Sublease" means any Site Sublease (as defined in the Secured Sale/Leaseback Participation Agreement as in effect on the date of execution thereof).

        "Secured Sale/Leaseback Trust Agreement" means the Trust Agreement, dated as of June 1, 2000, between the Owner Participants and the Trustee, as the same may be amended, amended and restated, renewed, extended, restructured, supplemented or otherwise modified from time to time without resulting in the violation of, or otherwise being contrary to, any of the provisions of this Agreement.

        "Security Documents" means, collectively, the Credit  Agreement Security
Documents,   the  Secured  Sale/Leaseback  Security  Documents  and  the  Shared
Collateral Security Documents.

        "Shared Collateral" has the meaning set forth in Section 3.1(c).

        "Shared Collateral Account" means the account established by the Borrower for the benefit of the Collateral Agent pursuant to the terms of this Agreement and designated as the "Sweetheart Cup Shared Collateral Account".

        "Shared Collateral Security Documents" means the documents,instruments and agreements granting the Liens in the Shared Collateral to the Collateral Agent and all other documents, instruments, certificates and agreements executed in connection therewith and, to the extent permitted pursuant to the terms of this Agreement, as the same may be amended, modified or supplemented from time to time.

        "Sherwood" means Sherwood Industries, Inc.

        "Sherwood Stock Purchase Agreement" means the Stock Purchase Agreement, dated as of December 20, 1999, among the Borrower, as purchaser, and Paul R. Corazzo, William Corazzo, Donna Corazzo Reed and Patrick W. Caccavale Trust, as sellers, as amended from time to time.

        "Sherwood Stock Purchase Documents" means, collectively, the Sherwood Stock Purchase Agreement, the related escrow agreement and all other documents, agreements and instruments executed and/or delivered in connection therewith.

        "Significant Subsidiary" has the meaning given to such term in Rule 1-02 of Regulation S-X of the United States Securities and Exchange Commission, provided that all references to "10 percent" in such Rule shall be "5 percent" for purposes of this definition.

        "Spare Parts" means all spare parts owned by Sweetheart which are reflected on the Guarantor's consolidated balance sheet as an asset.

        "Stipulated Loss Value" means,on any date of determination, with respect to the Leased Equipment, the Stipulated Loss Value (as defined in the Secured Sale/Leaseback Participation Agreement as in effect on the date of execution thereof and, subject to the provisions of Section 4.2(b), as adjusted from time to time pursuant to the terms of the Secured Sale/Leaseback Participation Agreement or increased to reflect additional investments by the Owner Participants to fund modifications, alterations or improvements to the Leased Equipment) on the first Stipulated Loss Value Date (as defined in the Secured Sale/Leaseback Participation Agreement as in effect on the date of execution thereof) occurring on or next preceding such date as determined in accordance with the applicable lease supplement to the Secured Sale/Leaseback Lease.

        "Stock Collateral" means all of the capital stock or other equity interests of any Person owned by the Borrower, the Guarantor or any Future Subsidiary Guarantor, including, without limitation, the capital stock of the Borrower owned by the Guarantor and the capital stock of Lily Canada Holding Corporation.

        "Subsidiary" means any Person of which at least a majority of the capital stock or other ownership interest having ordinary voting power for the election of directors or other governing body of said Person is owned by the Guarantor, the Borrower or any Future Subsidiary Guarantor, directly or through one or more Subsidiaries.

        "Sweetheart" means, collectively, the Borrower, the Guarantor and each Future Subsidiary Guarantor, and their respective successors.

        "Sweetheart Property" means any and all Property of Sweetheart, or rights, title or interests of Sweetheart in Property, howsoever arising, acquired or obtained, whether now or hereafter existing, whether tangible or intangible, whether real or personal, and wherever located.

        "Sweetheart Real Property" means all Sweetheart Property consisting of real property or interests in real property, but excluding any leasehold interest in real property acquired after the date of this Agreement which leasehold interest, in the good faith determination of Sweetheart's Board of Directors (a) does not have a fair market value at any time in excess of $50,000 and (b) which relates to real property the possession of which is not material to the business or operations of the Borrower, the Guarantor or any Significant Subsidiary.

        "Trademark" or "Trademarks" means one or all of the following now owned or hereafter acquired by Sweetheart or in which Sweetheart now has or hereafter acquires any rights (including, without limitation, pursuant to any Trademark License): (a) all trademarks, trade names, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of any State of the United States or any other country or any political subdivision thereof, (b) all extensions or renewals thereof and (c) the goodwill of Sweetheart's business and other General Intangibles connected with the use of, and symbolized by, any of the foregoing.

        "Trademark License" means any written agreement granting any right to use any Trademark or Trademark registration now owned or hereafter acquired by Sweetheart or in which Sweetheart now has or hereafter acquires any rights.

        "Trustee" means the Initial Trustee, any successor owner trustee/lessor to the Initial Trustee under the Secured Sale/Leaseback Documents and any other agent, trustee or representative of the Owner Participants serving in such capacity from time to time and, if there is no such agent, trustee or representative, "Trustee" means, collectively, the Owner Participants.

        "Trustee Collateral" means any and all Sweetheart Property now or hereafter subject to a Secured Sale/Leaseback Lien, together with any and all Proceeds and products thereof; provided that Trustee Collateral shall in no event include any Excluded Sale/Leaseback Assets.

        "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York, or, if another jurisdiction is specified in this Agreement, the Uniform Commercial Code as in effect from time to time in such jurisdiction.

        "United States Government Securities" means securities issued directly and fully guaranteed or insured by the United States of America or any agent or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof).

     2. Consents. Subject to the terms and conditions of this Agreement (including, without limitation, Section 4.2):

     (a) The Credit Agent, for itself and on behalf of the Lenders,  consents to
(i) the execution and delivery of the Secured Sale/Leaseback Lease, the Secured Sale/Leaseback Security Documents and any other Secured Sale/Leaseback Documents; (ii) the incurrence of any Secured Sale/Leaseback Obligations; and
(iii) the granting of any Secured Sale/Leaseback Liens; provided that the Secured Sale/Leaseback Liens in Trustee Collateral, whether granted by the Borrower, the Guarantor or otherwise, shall not at any time secure greater than $165,000,000 in aggregate amount of Secured Sale/Leaseback Obligations; and

     (b) The Trustee, for itself and on behalf of the Owner Participants, consents to (i) the execution and delivery of any Credit Agreement and any Credit Agreement Security Document; (ii) the incurrence of any Credit Agreement Obligations; and (iii) the granting of any Lenders' Liens; provided that the Lenders' Liens in Credit Agreement Term Loan Equipment Collateral shall not at any time secure greater than $25,000,000 in aggregate principal amount of Credit Agreement Obligations.

     3. Priority of Liens; Remedial Actions; Other Agreements.

     3.1 Priority of Liens. The Lenders' Liens and the Secured Sale/Leaseback Liens shall, as between the Lenders and the Trustee, have the following priorities:

     (a) The Lenders' Liens in all that Sweetheart Property set forth and described on Exhibit A hereto (the "Credit Agreement Collateral") shall be first priority Liens in such Property, superior to any Secured Sale/Leaseback Liens in such Property, and the Secured Sale/Leaseback Liens in such Property shall be subordinate to the Lenders' Liens in such Property.

     (b) The Secured Sale/Leaseback Liens in all that Sweetheart Property set forth and described on Exhibit B hereto (the "Secured Sale/Leaseback Collateral") shall be first priority Liens in such Property, superior to any Lenders' Liens in such Property, and the Lenders' Liens in such Property shall be subordinate to the Secured Sale/Leaseback Liens in such Property.

     (c) The Lenders' Liens, the Secured Sale/Leaseback Liens and the Collateral Agent's Liens in all that Sweetheart Property set forth and described on Exhibit C hereto (the "Shared Collateral") shall be pari passu in priority and subject to the sharing arrangements contained herein.

The foregoing provisions shall be effective at all times during the term of this Agreement, notwithstanding: (i) the initiation of any bankruptcy, moratorium, reorganization or other insolvency proceeding with respect to Sweetheart; (ii) the priorities which would otherwise result from the order of creation, attachment or perfection of any such Lien; (iii) the taking of possession of any of the Sweetheart Property by the Credit Agent, the Trustee, any Lender or any Owner Participant; (iv) the filing of any financing statement or the recording of any mortgage or other instrument in any recording office; (v) the order in which any of the Credit Agreement Obligations or the Secured Sale/Leaseback Obligations is created; (vi) whether any such Lien is now perfected, hereafter ceases to be perfected, is avoidable by any bankruptcy trustee or otherwise is set aside, invalidated or lapses; or (vii) any other matter whatsoever; and shall continue in full force and effect unless and until this Agreement shall have terminated in accordance with Section 6 hereof. The Trustee shall not have a Lien in any Excluded Sale/Leaseback Assets and, to the extent any Secured Sale/Leaseback Document provides for a Lien in such Property, such Lien is hereby released and discharged. The Trustee further agrees, on behalf of itself and the Owner Participants, that neither the Trustee nor any Owner Participant shall request or accept from Sweetheart a Lien in any Excluded Sale/Leaseback Assets. Effective upon the latest of (i) the amendment and restatement as of the date hereof of the Credit Agreement, (ii) the sale by the Borrower to the Trustee on the date hereof of the Leased Equipment described in clause (x) of such defined term pursuant to the Secured Sale/Leaseback Documents and (iii) the release and discharge of the Liens in favor of United States Trust Company of New York, as trustee, securing the payment of the Senior Secured Notes (as defined in the Credit Agreement as in effect on the date hereof) as a result of the redemption of all such notes, the Lien of the Credit Agent in the Leased Equipment described in clause

(x) of such defined term is released and discharged. Effective upon any substitution, replacement, improvement, modification or addition of or to any Leased Equipment described in clause (x) of such defined term becoming Leased Equipment in accordance with clause (y) of such defined term, the Lien of the Credit Agent in such substitution, replacement, improvement, modification or addition shall be released and discharged. It is understood and agreed that if any Leased Equipment is repurchased or otherwise acquired by the Borrower, such Leased Equipment shall be subject to the Lenders' Lien and shall constitute Lenders' Collateral. Subject to Section 3.6, the Trustee, on behalf of itself and the Owner Participants, hereby agrees that the Secured Sale/Leaseback Liens in Trustee Collateral, whether granted by the Borrower, the Guarantor or otherwise, shall, automatically and without further action, be released and discharged upon the earlier of (i) the indefeasible payment in full of all Secured Sale/Leaseback Obligations and the termination of the lease arrangements under the Secured Sale/Leaseback Lease and (ii) the application to the payment of Secured Sale/Leaseback Obligations of Proceeds of Trustee Collateral in an aggregate amount of $165,000,000. Subject to Section 3.6, the Credit Agent, on behalf of itself and the Lenders, hereby agrees that the Lenders' Liens in the Credit Agreement Term Loan Equipment Collateral shall, automatically and without further action, be released and discharged upon the earlier of (i) the latest to occur of the indefeasible payment in full of all Credit Agreement Obligations, the termination of all letters of credit and credit support issued pursuant to the Credit Agreement, the termination of all obligations to extend further advances pursuant to the Credit Agreement, the indefeasible payment in full of all Hedging Obligations and the termination of the related agreements and (ii) the application to the payment of principal on the Credit Agreement Obligations of Proceeds of Credit Agreement Term Loan Equipment Collateral in an aggregate amount of $25,000,000.

     3.2 Remedial Actions. Unless and until this Agreement shall have been terminated in accordance with Section 6, the Credit Agent and the Trustee shall have the right, as between themselves, to take or fail to take Remedial Actions with respect to any Collateral as follows:

     (a) The Credit Agent shall have the sole and exclusive right to take or fail to take any Remedial Action with respect to the Credit Agreement Collateral as provided in the Credit Agreement Security Documents or under applicable Law in any manner deemed appropriate by the Credit Agent or the Lenders in its or their sole discretion (without regard to any Secured Sale/Leaseback Lien in such Property), and neither the Trustee nor any Owner Participant shall take any Remedial Action with respect to the Credit Agreement Collateral without the prior written consent of the Credit Agent;

     (b) The Trustee shall have the sole and exclusive right to take or fail to take any Remedial Action with respect to the Secured Sale/Leaseback Collateral as provided in the Secured Sale/Leaseback Security Documents or under applicable Law in any manner deemed appropriate by the Trustee or the Owner Participants in its or their sole discretion (without regard to any Lenders' Lien in such Property), and neither the Credit Agent nor any Lender shall take any Remedial Action with respect to the Secured Sale/Leaseback Collateral without the prior written consent of the Trustee;

     (c) The Required Parties shall have the sole and exclusive right to take or fail to take any Remedial Action with respect to the Shared Collateral as provided herein, in the Shared Collateral Security Documents or under applicable Law in any manner deemed appropriate by the

Required Parties in their sole discretion, and neither the Credit Agent, any Lender, the Trustee nor any Owner Participant shall take any Remedial Action with respect to the Shared Collateral without the prior written consent of the Required Parties (or the Credit Agent and/or the Trustee, as the case may be, on behalf of the Required Parties); and

     (d) The Credit Agent shall have the sole and exclusive right to adjust settlement of, and collect the Proceeds of, any and all insurance insuring the Credit Agreement Collateral and the Trustee shall have the sole and exclusive right to adjust settlement of, and collect the Proceeds of, any and all insurance insuring the Secured Sale/Leaseback Collateral. The Collateral Agent at the direction of the Required Parties shall have the sole and exclusive right to adjust settlement of any and all insurance insuring or otherwise constituting the Shared Collateral. Any such Proceeds received shall be promptly distributed in accordance with Section 3.3.

Notwithstanding the foregoing, nothing contained in this Section 3.2 shall prohibit the Credit Agent, the Lenders, the Trustee, the Owner Participants or the Collateral Agent from filing a proof of claim in any case involving Sweetheart, as debtor, under Title 11 of the United States Code, as amended, nor from intervening or participating in any other judicial proceeding to the extent necessary to establish or preserve its interests, subject in each case to the provisions of this Agreement.

     3.3 Priority on Distribution of Proceeds of Collateral. In the event of:

     (a) any distribution of any Sweetheart Property upon the bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of the obligations and indebtedness of Sweetheart, or the application of any Sweetheart Property to the payment thereof;

     (b) any distribution of the Sweetheart Property upon the liquidation or dissolution of Sweetheart, or the winding up of the assets or business of Sweetheart;

     (c) any realization by any of the Lenders or the Credit Agent, the Trustee or the Collateral Agent with respect to the Lenders' Lien, the Secured
Sale/Leaseback Lien, or the Collateral Agent's Lien, respectively, whether through a Remedial Action or otherwise; or

     (d) any Disposition of any Sweetheart Property, to the extent that any part of the proceeds of such Disposition are required to be applied to any of the Credit Agreement Obligations or the Secured Sale/Leaseback Obligations or held by the Credit Agent, the Trustee or the Collateral Agent in accordance with the provisions of the Credit Agreement, the Secured Sale/Leaseback Lease or any of the Security Documents, or the provisions of this Agreement;

then, in any such event, as between the Credit Agent and the Lenders, on the one hand, and the Trustee, on the other hand, (i) all of the Credit Agreement Collateral and any Proceeds thereof so distributed, applied or realized upon shall be distributed or paid to (or retained by) the Credit Agent for application to the Credit Agreement Obligations to the extent of the Lenders' Lien therein, and, after the payment in full of all Credit Agreement Obligations then due and owing, the remaining amount of such Proceeds (to the extent such Proceeds constitute Trustee Collateral) shall be distributed or paid to (or retained by) the Trustee for application to the Secured Sale/Leaseback Obligations, (ii) all of the Secured Sale/Leaseback Collateral and any Proceeds thereof so distributed, applied or realized upon shall be distributed or paid to (or retained by) the Trustee for application to the Secured Sale/Leaseback Obligations to the extent of the Secured Sale/Leaseback Lien therein and, after the payment in full of all Secured Sale/Leaseback Obligations then due and owing, the remaining amount of such Proceeds shall be distributed or paid to (or retained by) the Credit Agent or any Lender for application to the Credit Agreement Obligations, and (iii) all of the Shared Collateral and any Proceeds thereof so distributed, applied or realized upon shall be distributed, first, to the Collateral Agent to pay the Collateral Agent's fees, expenses and indemnities provided for in this Agreement and in the Shared Collateral Security Documents, in each case, to the extent related to its duties, obligations and liabilities as Collateral Agent or otherwise related to the Shared Collateral and, second, to the Credit Agent and the Trustee for application to the Credit Agreement Obligations and the Secured Sale/Leaseback Obligations, respectively. Any amounts described in clause (iii) above available to be distributed to the Credit Agent and the Trustee shall be distributed to each based upon the Pro Rata Shares of the Lenders and the Trustee at the time of the commencement of any Remedial Action giving rise to such proceeds until the respective Credit Agreement Obligations and the Secured Sale/Leaseback Obligations are paid in full, or if not arising from a Remedial Action the Pro Rata Shares of the Lenders and the Trustee at the time of such distribution until the respective Credit Agreement Obligations and the Secured Sale/Leaseback Obligations are paid in full. Any amounts paid to the Credit Agent and the Trustee shall be allocated to the Lenders and the Trustee (and by the Trustee to the Owner Participants), respectively, in accordance with the terms of the Credit Agreement and the Secured Sale/Leaseback Documents, respectively.

     3.4 Agency for Perfection; Parties to Hold Proceeds in Trust. The Trustee and the Credit Agent hereby appoint each other as agent for the purposes of perfecting their respective Liens in the Collateral described hereunder. In the event that:

     (a) the Credit Agent, any Lender or the Collateral Agent obtains possession of any of the Secured Sale/Leaseback Collateral or receives any Proceeds from any Remedial Action with respect to Secured Sale/Leaseback Collateral or any Disposition of Secured Sale/Leaseback Collateral described in Section 3.3 or as a result of its Lien on any Secured Sale/Leaseback Collateral at any time prior to payment in full of all Secured Sale/Leaseback Obligations;

     (b) the Trustee, any Owner Participant or the Collateral Agent obtains possession of any of the Credit Agreement Collateral or receives any Proceeds from any Remedial Action with respect to Credit Agreement Collateral or any Disposition of Credit Agreement Collateral described in Section 3.3 or as a result of its Lien on any Credit Agreement Collateral at any time prior to payment in full of all Credit Agreement Obligations; or

     (c) the Credit Agent, any Lender, the Trustee or any Owner Participant receives any Proceeds from any Remedial Action with respect to the Shared Collateral, or any Disposition of the Shared Collateral at any time;

then, in any such event, the party receiving such Proceeds shall (unless otherwise provided by Law) hold the same in trust for the party entitled to receive the same and promptly notify and pay over the same to such party for application to the Credit Agreement Obligations (in the case of the Credit
Agent) and to the Secured Sale/Leaseback Obligations (in the case of the Trustee) or for distribution to the Credit Agent and the Trustee pursuant to
Section 3.3 (in the case of the Collateral Agent).

     3.5 Dispositions of Collateral; Consents. In the event of a Disposition by Sweetheart of all or any portion of the Sweetheart Property, either:

     (a) on a basis permitted by or consented to under or not prohibited by the terms of the Credit Agreement and the Secured Sale/Leaseback Lease, or

     (b) at the request of or pursuant to the action of the Credit Agent, in the case of Credit Agreement Collateral, or of the Trustee, in the case of Secured Sale/Leaseback Collateral, following the occurrence and during the continuance of an event of default under the Credit Agreement or a Lease Event of Default under and as defined in the Secured Sale/Leaseback Lease, as the case may be, whether as a result of or in lieu of a Remedial Action;

then, in either such event, provided that the net Proceeds of such Disposition are (i) in the case of Credit Agreement Collateral, applied in accordance with the requirements, if any, set forth in the Credit Agreement and (ii) in the case of Secured Sale/Leaseback Collateral, held by or on behalf of the Trustee (in the Collateral Account or otherwise) or otherwise applied in accordance with the requirements set forth in the Secured Sale/Leaseback Documents, each of the Credit Agent and the Lenders in the case of Secured Sale/Leaseback Collateral and each of the Trustee and the Owner Participants in the case of Credit Agreement Collateral shall be deemed to have consented to such Disposition (notwithstanding any provision of the Security Documents, the Credit Agreement or the Secured Sale/Leaseback Documents to the contrary) and no further consent thereto on the part of any thereof shall be required and the subordinate Lenders' Lien in such Secured Sale/Leaseback Collateral or the subordinate Secured Sale/Leaseback Lien in such Credit Agreement Collateral shall be automatically released upon such Disposition.

     3.6 Payment Invalidated. In the event that any of the Credit Agreement Obligations or Secured Sale/Leaseback Obligations shall be paid in full and subsequently, for whatever reason (including, but not limited to, an order or judgment for disgorgement of a preference under Title 11 of the United States Code, or any similar Law, or the settlement of any claim in respect thereof), formerly paid or satisfied Credit Agreement Obligations or Secured Sale/Leaseback Obligations become unpaid or unsatisfied, the terms and conditions of this Agreement shall be reinstated, notwithstanding any prior termination of this Agreement pursuant to Section 6, and all provisions of this Agreement shall again be operative until all such obligations are again indefeasibly paid in full.

     3.7 Notice of Acceleration, Etc. (a) Each of the Credit Agent and the Trustee agrees to deliver to the other:

                  (i) In the case of the Credit Agent, (x) prompt written notice of the acceleration of the Credit Agreement Obligations pursuant to the Credit Agreement (such notice to be provided in the same manner and substantially contemporaneously with any notice provided to Sweetheart), and (y) prompt written notice of any Remedial Action with respect to Credit Agreement Collateral; and

                  (ii) In the case of the Trustee,  (x) prompt written notice of
(1) the declaration, pursuant to Article XIV thereof, of the Secured Sale/Leaseback Lease to be in default, (2) the declaration of a Material Default (as defined in the Secured Sale/Leaseback Documents) or (3) the termination of such lease (such notice to be provided in the same manner and substantially contemporaneously with any notice provided to Sweetheart), and (y) prompt written notice of any Remedial Action with respect to Secured Sale/Leaseback Collateral or Leased Equipment.

     (b) The Credit Agent shall give the Trustee a copy of any written notice of the declaration of default given to the Borrower with respect to the Credit Agreement Obligations. The Trustee shall give the Credit Agent a copy of any written notice of the declaration of default given to the Borrower with respect to the Secured Sale/Leaseback Obligations. The failure of either party to give the other such notice shall have no effect on (x) the validity of the notice against the Borrower or (y) the agreements made herein (including, without limitation, as to the priorities of Liens and the limitations on the exercise of Remedial Actions with respect to Collateral).

     (c) Notwithstanding any provision of the Credit Agreement, the Credit Agreement Security Documents or the Secured Sale/Leaseback Documents to the contrary, the Trustee or any Owner Participant shall have the right (but not any obligation) to cure, on behalf of the Borrower, any payment default with respect to the Credit Agreement Obligations, and the Credit Agent or any Lender shall have the right (but not any obligation) to cure, on behalf of the Borrower, any payment default with respect to the Secured Sale/Leaseback Obligations; provided that in each case (i) such right to cure shall not extend the grace period, if any, provided to the Borrower with respect to such payment default and an Event of Default (as defined in the Credit Agreement) or a Lease Event of Default (as defined in the Secured Sale/Leaseback Lease), as the case may be, shall arise if such payment is not made within the grace period, if any, therefor and (ii) the Trustee and the Owner Participants, collectively, on the one hand, and the Credit Agent and the Lenders, collectively, on the other hand, may exercise such right to cure only once in any 60-consecutive day period.

     (d) In the event the Credit Agent shall have given notice of the acceleration of the Credit Agreement Obligations (which notice is not withdrawn or revoked), the Trustee, on behalf of the Owner Participants, may elect, in a written notice received by the Credit Agent within ten (10) days after such notice of acceleration is given (which election shall be irrevocable and binding on the Trustee and the Owner Participants), to purchase all right, title and interest of the Credit Agent and the Lenders in respect of the Credit Agreement Obligations for a purchase price equal to the then outstanding and unpaid Credit Agreement Obligations; provided that (i) such purchase is consummated within 10 days after the Credit Agent's receipt of notice of such election, (ii) on or prior to the date of such purchase all letters of credit and credit support issued pursuant to the Credit Agreement shall have been terminated and all agreements with respect to Hedging Obligations shall have been terminated (or, with respect to any such hedging agreement for which the applicable Lender has no liabilities or obligations to any third parties (other than the Borrower) arising from such agreement, all of the obligations of such Lender under such hedging agreement shall have been assumed by the Trustee or an Owner Participant, such Lender shall have been irrevocably and unconditionally released and discharged of all obligations and liabilities thereunder pursuant to an agreement in form and substance reasonably satisfactory to such Lender and such Lender shall have received payment in full of all amounts which were owing and would be owing to such Lender if such agreement were terminated on the date of such Lender's release and discharge from such agreement as aforesaid; the Borrower hereby consenting to any such assumption of liabilities and obligations under such hedging agreement) and (iii) none of the Credit Agent nor any Lenders shall have any obligation as a result of such election to terminate any Remedial Actions commenced by it or to forego taking any Remedial Actions unless and until such purchase is consummated in accordance with the terms hereof. Upon the consummation of such purchase in accordance with the terms hereof (including, without limitation and in any event, payment of such purchase price in immediately available funds to the Credit Agent on the purchase date), each of the Credit Agent and Lenders shall assign, without recourse, representation or warranty, all of its right, title and interest under the Credit Agreement, the Credit Agreement Security Documents, the Lenders' Collateral and this Agreement and in and to the Credit Agreement Obligations to the Trustee or its designee.

     3.8 Other Collateral. Each of the Credit Agent, for itself and on behalf of
the  Lenders,   and  the  Trustee,  for  itself  and  on  behalf  of  the  Owner
Participants, agrees that:

     (a) The Credit Agent will not take any action to note its Lien on any certificate of title unless, with respect to Secured Sale/Leaseback Collateral only, it shall also take whatever action may be required to note the prior Lien of the Trustee on such certificate;

     (b) In the event any Lien on Sweetheart Property is granted to or perfected by either party, the party to which such Lien is granted or by which it is perfected shall cooperate in all reasonable respects with the other to permit the other concurrently to be granted or to perfect a Lien in such Sweetheart Property, to the extent that the other is then entitled to a Lien on such Sweetheart Property under the terms of the Secured Sale/Leaseback Lease and the Secured Sale/Leaseback Security Documents, in the case of the Trustee, or under the terms of the Credit Agreement and the Credit Agreement Security Documents, in the case of the Credit Agent, in each case as then in effect, and subject to the terms and conditions of this Agreement (including, without limitation, that the respective Liens of the Credit Agent and the Trustee shall have the priorities set forth in this Agreement and that the Trustee shall have no Lien in Excluded Sale/Leaseback Assets);

     (c) In the event that either the Credit Agent or the Trustee takes possession of any Sweetheart Property subject to a Lenders' Lien or a Secured Sale/Leaseback Lien, the Credit Agent, if such Property constitutes Secured Sale/Leaseback Collateral and is in the possession of the Trustee, or the Trustee, if such Property constitutes Credit Agreement Collateral (but not Excluded Sale/Leaseback Assets) and is in the possession of the Credit Agent, may give to the other party, as bailee of such Property, written notice of the notifying party's Lien on such Property, in order to perfect its Lien on such Property pursuant to Sections 9-304 and 9-305 of the UCC of the applicable jurisdiction, and the other party agrees to acknowledge such notification in accordance with the terms and conditions of a bailee letter substantially in the form of Exhibit D-1 or D-2 hereto, as appropriate (it is understood and agreed that the Credit Agent is deemed to have given such a notice to the Trustee, and the Trustee is deemed to have acknowledged such notification, with respect to any original leases in the possession of the Trustee relating to Packaging Equipment); and

     (d) The Collateral Agent shall not have a Lien on Leased Equipment, the Secured Sale/Leaseback Lease or any Secured Sale/Leaseback Site Lease or Secured Sale/Leaseback Site Sublease.

     3.9 Contesting Liens. Each of the Credit Agent, for itself and on behalf of the Lenders, and the Trustee, for itself and on behalf of the Owner Participants, agrees that it shall not contest the validity, perfection, priority or enforceability of any Lenders' Lien in Lenders' Collateral, in the case of the Trustee and the Owner Participants, or any Secured Sale/Leaseback Lien in Trustee Collateral, in the case of the Credit Agent and the Lenders, so long as such Lien is permitted by this Agreement.

     3.10 Further Assurances. From time to time during the term hereof:

     (a) Each of the Credit Agent and the Trustee, at the reasonable request of the other and at Sweetheart's cost and expense, shall execute and deliver to the other such notices of the subordination and other provisions of this Agreement, in recordable form, and shall execute and deliver such other documents and instruments and take such other actions, as shall reasonably be necessary to carry out the intentions or to facilitate the performance of this Agreement including, without limitation, in connection with any Remedial Action of which such Person has received notice; and

     (b) If, in connection with any Remedial Action permitted by Section 3.2 or any Disposition of any Sweetheart Property contemplated by Section 3.5, it becomes necessary or advisable for the Credit Agent, the Trustee or Sweetheart to obtain a release or discharge of any subordinate Lenders' Lien or any subordinate Secured Sale/Leaseback Lien in any such Property in order to convey title thereto unencumbered by such Lien, then so long as such Remedial Action or Disposition, and the application of the Proceeds derived therefrom, have been or will contemporaneously be accomplished in conformity with this Agreement, the Credit Agent or the Trustee, as appropriate, shall, upon the request of the other (or of Sweetheart), execute such instruments of release or discharge of such Liens, in recordable form, as may be reasonable or appropriate in the circumstances; provided, however, that any such release or discharge may, to the extent required under the Credit Agreement or the Secured Sale/Leaseback Documents, be expressly conditioned upon the requirement that any net Proceeds of such Remedial Action or Disposition in excess of the amount necessary to satisfy the Credit Agreement Obligations or Secured Sale/

Leaseback Obligations, as the case may be, shall be paid over to the other for application to the Credit Agreement Obligations (in the case of the Credit
Agent) and to the Secured Sale/Leaseback Obligations (in the case of the Trustee) or as otherwise provided by applicable Law.

     3.11 Access to Collateral and Leased Equipment. (a) Each of the Credit Agent and the Trustee agrees to allow the other and its respective agents and employees reasonable access to any Sweetheart Property and equipment subject to the Secured Sale/Leaseback Lease in its possession or under its control, including, without limitation, any Sweetheart Real Property, any equipment subject to the Secured Sale/Leaseback Lease and any customer lists, software, data bases, business records data and other books and records of Sweetheart pertaining to any of the Collateral, for the purposes of any Remedial Action then permitted by this Agreement and the relevant Security Documents. Without limitation of the foregoing, upon notice (the "Election Notice") by the Credit Agent to the Trustee, given not later than ten Business Days (as defined in the Credit Agreement) after the date of the acceleration of the Credit Agreement Obligations, the Credit Agent shall have the option to lease, from the Occupancy Date (as hereinafter defined) until the date which occurs three months thereafter (or until such earlier date that the Credit Agent shall select in its sole discretion by notice to the Trustee given at any time after exercising such lease option), at the then fair market value, any or all of the property, plant and equipment which at such time constitutes, or at any time previously constituted, Secured Sale/Leaseback Collateral or equipment subject to the Secured Sale/Leaseback Lease (in each instance, to the extent in the possession or under the control of the Trustee or any Owner Participant) as is deemed necessary or desirable by the Credit Agent or its agent(s) to convert raw materials (including work-in-process) constituting Credit Agreement Collateral into inventory (which lease shall be accompanied, at no additional cost, by the right to use, during the term of such lease, all Patents, Patent Licenses and General Intangibles necessary or desirable to convert such raw materials as described above), to enable them to sell such Credit Agreement Collateral (it being agreed that in the event the Credit Agent desires to lease any such property, plant or equipment at any particular physical location owned or leased by Sweetheart, the Credit Agent shall be required to lease, to the extent constituting Secured Sale/Leaseback Collateral or equipment subject to the Secured Sale/Leaseback Lease in the possession or under the control of the Trustee or any Owner Participant, all of the property, plant and equipment at such physical location). The Occupancy Date shall mean the earlier of (x) the date of actual occupancy by the Credit Agent after the Election Notice is given of the premises to be leased and (y) the date which is thirty days after the date of the acceleration of the Credit Agreement Obligations. For purposes of the second preceding sentence "fair market value" rental for such Sweetheart Property or equipment subject to the Secured Sale/Leaseback Lease shall be agreed upon between the Credit Agent and the Trustee, or in the absence of any such agreement, shall be determined by an appraiser selected by both the Trustee and the Credit Agent.

     (b) At any time that the Credit Agent is exercising its rights pursuant to paragraph (a) above to make use of Sweetheart Property or equipment subject to the Secured Sale/Leaseback Lease, to the extent such insurance is not maintained by Sweetheart, it shall maintain, or cause to be maintained, on behalf of the Lenders, liability insurance with respect to its activities conducted on such Property in such amounts and against such risks as is deemed prudent in the circumstances by the Credit Agent's risk managers, naming the Trustee as an additional insured. In the event that any insurance required to be maintained by the Credit Agent pursuant to the immediately preceding sentence is maintained by the Trustee, the Trustee shall use reasonable efforts (which reasonable efforts shall not include the payment of any money or the incurrence of any liability by the Trustee) to extend such coverage to the Credit Agent's and the Lenders' activities conducted on such Property. In addition, the Credit Agent on behalf of the Lenders agrees
(i) to maintain the Sweetheart Property and equipment subject to the Secured Sale/Leaseback Lease which is made available to it, to provide utilities and guard service for such Property and to maintain and provide to the Trustee copies of maintenance records describing all maintenance done during such period; (ii) that in the event that any of the Sweetheart Property or equipment subject to the Secured Sale/Leaseback Lease is damaged or destroyed by any use thereof by the Credit Agent pursuant to paragraph (a) above, the Credit Agent and the Lenders will cause such damaged or destroyed Sweetheart Property or equipment subject to the Secured Sale/Leaseback Lease, as the case may be, to be repaired or restored to its general condition before such damage or destruction; and (iii) to indemnify and hold harmless the Trustee and each of the Owner
Participants against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that may be imposed upon, incurred by or asserted against any of them as a direct result of the Credit Agent's use of Sweetheart Property or equipment subject to the Secured Sale/Leaseback Lease pursuant to paragraph (a) above.

     (c) As compensation for the use of the Sweetheart Property and equipment subject to the Secured Sale/Leaseback Lease described in this Section 3.11, the Credit Agent on behalf of the Lenders agrees to pay to the Trustee for the benefit of the Owner Participants the then fair market rental value for such Property for each week or part thereof after the Occupancy Date for which any Lender, the Credit Agent or their respective agents uses such Property.

     (d) Nothing in this Section 3.11 shall prevent the Trustee from entering into a contract of sale, transfer or other disposition of, or otherwise foreclosing on, any of the Secured Sale/Leaseback Collateral or any equipment subject to the Secured Sale/Leaseback Lease so long as such contract provides, or such foreclosure is subject to providing, the Credit Agent with the same access to such Collateral and equipment subject to the Secured Sale/Leaseback Lease as provided by this Section 3.11.

     (e) The Trustee agrees that it shall not take any legal action or commence any legal proceeding to prevent the Credit Agent's use of the Secured
Sale/Leaseback Collateral or equipment subject to the Secured Sale/Leaseback Lease as provided in this Section 3.11 or the Credit Agent's non-exclusive use of any Patents, Patent Licenses or General Intangibles necessary or desirable to convert raw materials constituting Credit Agreement Collateral into inventory, to the extent that Sweetheart has granted the Credit Agent the right to use any such property for such purpose.

     3.12 Trademark Licenses. (a) The Trustee consents to the granting by Sweetheart to the Credit Agent of an exclusive license to use each Trademark of the Borrower and the Guarantor to enable them to manufacture and sell the Credit Agreement Collateral, the exclusivity of which license (if such Trademark is Secured Sale/Leaseback Collateral) shall terminate on the date which is six months after the peaceful possession by the Credit Agent or its agent(s) as owners or pursuant to a Remedial Action, of all or substantially all of the inventory constituting Credit Agreement Collateral, and after such six month period, the Credit Agent shall have a non-exclusive right to use such Trademarks, to manufacture or sell the Credit Agreement Collateral (such non-exclusive license to use any such Trademark (if such Trademark is Secured Sale/Leaseback Collateral) to terminate on the date which is twelve months after the peaceful possession by the Credit Agent or its agent(s) as owners or pursuant to a Remedial Action, of all or substantially all of the inventory constituting Credit Agreement Collateral). Such license and such right shall be world-wide and royalty free. The Credit Agent covenants and agrees that it will use reasonable efforts after the acceleration of the Credit Agreement Obligations to obtain possession of the Credit Agreement Collateral and to promptly terminate such license with respect to any Trademark that is Secured Sale/Leaseback Collateral by notice to the Trustee at the time any such Property (in the judgment of the Credit Agent) is no longer necessary or desirable in connection with the manufacture or sale of the Credit Agreement Collateral. Notwithstanding anything to the contrary contained in this Section 3.12, if at any time during the six month period referred to above during which the Credit Agent or the Lenders party to the Credit Agreement are in peaceful possession of all or substantially all of the inventory constituting the Credit Agreement Collateral (including finished goods, work-in-process and raw materials) the Owner Participants or the Trustee is selling all or substantially all of the Secured Sale/Leaseback Collateral, and if the respective buyer or buyers thereof agree to purchase all inventory (including finished goods, work-in-process and raw materials) then constituting the Credit Agreement Collateral at the cost thereof consistent with the basis used for determining the amount of the eligible inventory for purposes of the borrowing base under the Credit Agreement (but without reduction for ineligible items, the discounting for purposes of such borrowing base or any sublimit thereunder), then either (x) the Credit Agent shall sell all of such Credit Agreement Collateral to such buyer or buyers at such price (with the Borrower and the Guarantor, by their execution hereof, hereby agreeing in advance to any such sale and its commercial reasonableness) or (y) if, and only if, such Credit Agreement Collateral is not sold to such buyer or buyers because the Credit Agent declines in its discretion (and not because of any restraints, court orders or similar reasons) to sell such Credit Agreement Collateral to such buyer or buyers, then, at the time such buyer or buyers purchase all or substantially all of the Secured Sale/Leaseback Collateral, the exclusive license period referenced in this Section 3.12(a) (with respect only to Trademarks constituting Secured Sale/Leaseback Collateral) shall terminate, although the non-exclusive rights shall continue. In addition to the foregoing, the Trustee agrees that, notwithstanding anything to the contrary contained in Section 3.1, the Secured Sale/Leaseback Lien in all such Trademarks shall be subject to the Credit Agent's interest therein by virtue of such license or sublicense (that is, foreclosure on such Lien will not terminate such license or sublicense). The right of the Trustee to take Remedial Actions with respect to such Trademarks shall not be affected by the immediately preceding sentence or any provision set forth in Section 3.12(d), but any conveyance by the Trustee of such Trademarks and Trademark Licenses or any interest therein shall be subject to the aforesaid limited licenses granted in favor of the Credit Agent or the prior security interest of the Credit Agent to the extent of such security interest set forth in Section 3.12(d).

     (b) The Credit Agent acknowledges that, to the extent that the Trustee shall have the right to use or license the Trademarks constituting Secured Sale/Leaseback Collateral, the Trustee shall have the right to grant non-exclusive licenses and sublicenses in the Trademarks and the Trademark Licenses to Persons other than the Credit Agent notwithstanding the grant of the license to the Credit Agent contemplated by
Section 3.12(a). Any such license so granted by the Trustee shall not relate to any period during which the Credit Agent shall have the exclusive use of such Trademarks as set forth in Section 3.12(a).

     (c) The Credit Agent shall not have any such right to assign, convey, transfer or grant licenses and sublicenses in the Trademarks and the Trademark Licenses constituting Secured Sale/Leaseback Collateral to any other Person, other than, subject to the limitations of this Section 3.12, in connection with the uses permitted by Section 3.12(a) above to any Person acquiring Inventory from the Credit Agent in connection with the exercise by the Credit Agent of its rights as a secured creditor of Sweetheart with respect to such Inventory, and any purported assignment, conveyance, transfer or grant (except as expressly permitted herein) shall be void.

     (d) Notwithstanding anything to the contrary set forth in this Agreement, in the event that the trademark license granted to the Credit Agent referred to in Section 3.12(a) above does not for any reason (including, without limitation, by reason of the occurrence of any bankruptcy, insolvency or other similar event with respect to Sweetheart) confer on the Credit Agent the rights and benefits contemplated thereby, then the security interest of the Credit Agent in the Trademarks (to the extent not Credit Agreement Collateral) shall be a first priority security interest, and the security interest of the Trustee in such Trademarks shall be a second priority security interest, in each case, solely to the extent necessary to confer on the Credit Agent the use of such Trademarks as contemplated by such trademark license. Notwithstanding anything in the immediately preceding sentence to the contrary, in the case of any Disposition of any of the Trademarks constituting Secured Sale/Leaseback Collateral, any Proceeds of such Disposition shall constitute Secured Sale/Leaseback Collateral and otherwise be distributed and applied as Secured Sale/Leaseback Collateral in accordance with the terms of this Agreement. The rights of the Trustee to take Remedial Action with respect to such Trademarks constituting Secured Sale/Leaseback Collateral shall not be affected by such security interest, but any conveyance by the Trustee of such Trademarks or any interest therein shall be subject to the Credit Agent's prior security interest, but only to the extent of such prior security interest as provided in this Section 3.12(d).

     3.13 Release of Lien in Connection with Refinancing Indebtedness. (a) In the event the Borrower shall incur any Refinancing Indebtedness to refinance the Credit Agreement Obligations, the Person or Persons providing such Refinancing Indebtedness shall elect in writing by notice to the Credit Agent and the Trustee to either (i) retain the benefits of the subordinate Lien on the Secured Sale/Leaseback Collateral or (ii) release the subordinate Lien on such Collateral.

     (b) In the event the provider of such Refinancing Indebtedness shall elect to retain the benefits of such subordinate Lien, such Person(s) or the agent or trustee for such Person(s) shall become a party to this Agreement and assume all of the rights and obligations of the Credit Agent hereunder. In the event the provider of such Refinancing Indebtedness shall elect not to retain the benefits of such subordinate Lien and no default shall have occurred and be continuing under the

Secured Sale/Leaseback Lease, the Trustee shall automatically release any subordinate Secured Sale/Leaseback Lien it holds on the Credit Agreement Collateral upon the release of such subordinate Lenders' Lien, in connection with the incurrence of any Refinancing Indebtedness and the Person(s) providing such Refinancing Indebtedness or the agent or trustee for such Person(s) and the remaining party to this Agreement shall enter into a new intercreditor agreement governing the relationship of such remaining party and the Person(s) providing such Refinancing Indebtedness on the terms set forth in this Agreement, but eliminating any provisions no longer applicable as a result of the release of such Liens.

     3.14 Allocation of Reduction in Guarantees. In the event, in connection with any bankruptcy, moratorium, reorganization or other insolvency proceeding with respect to the Guarantor, the obligations of the Guarantor under the Guarantees are determined to be a fraudulent conveyance or fraudulent transfer and as a result thereof the obligations of the Guarantor under the Guarantees are reduced, such reduction to the Guarantees shall be made on a pari passu basis based upon the Pro Rata Shares of the Lenders and the Trustee at the time such reduction occurs.

     4. Reliance, Waivers, Etc.

     4.1 Creation of Future Obligations. (a) All of the Credit Agreement Obligations shall be deemed to have been funded by the Lenders and incurred by Sweetheart in reliance upon this Agreement, and the Trustee and each Owner Participant expressly waive notice to the Trustee or any Owner Participant of the acceptance of the subordination and other agreements set forth herein, notice of reliance on such subordination and other agreements and notice of the creation of any of the Credit Agreement Obligations after the date hereof, and agree that the Lenders shall be entitled to rely upon the subordination and other agreements set forth herein at all times in creating the Credit Agreement Obligations.

     (b) All of the Secured Sale/Leaseback Obligations shall be deemed to have been incurred by Sweetheart in reliance upon this Agreement, and the Credit Agent and each Lender expressly waive notice to the Credit Agent or any Lender of the acceptance of the subordination and other agreements set forth herein, notice of reliance on such subordination and other agreements and notice of the creation of any of the Secured Sale/Leaseback Obligations after the date hereof, and agree that the Trustee shall be entitled to rely upon the subordination and other agreements set forth herein at all times in creating the Secured Sale/Leaseback Obligations.

     4.2 Right to Amend, Etc. As between the Lenders and the Credit Agent, on the one hand, and the Trustee and the Owner Participants, on the other hand:

     (a) The Credit Agent and the Lenders may at any time and from time to time, in their sole discretion, and without any obligation to give any notice or receive any consent from the Trustee or any Owner Participant, change the manner, place or terms of payment, or change or extend the time of payment of, or renew, alter, refinance, increase or add to the Credit Agreement Obligations, or obtain, release, or dispose of any Collateral therefor, or amend or supplement in any manner the Credit Agreement, the Credit Agreement Security Documents or any other agreements or instruments evidencing, securing or relating to the Credit Agreement Obligations, and this Agreement shall continue in full force and effect with respect to all such Credit Agreement Obligations; provided, however, that (i) the Credit Agent shall comply with all applicable provisions of this Agreement in respect of any of the foregoing and (ii) the aggregate principal amount of the Credit Agreement Obligations shall not exceed an amount which would cause a violation of Section
5.09 of the Secured Sale/Leaseback Participation Agreement (without giving effect to any amendment or modification thereof or of the defined term Permitted Debt used therein that would cause the restrictions set forth therein to be more restrictive). With respect to the limitation set forth in clause (ii) of the immediately preceding sentence, the Credit Agent shall be permitted to rely conclusively on an Officers' Certificate as to the permissibility of such Credit Agreement Obligations under the Secured
Sale/Leaseback Participation Agreement.

     (b) The Trustee and the Owner Participants may at any time and from time to time, in their sole discretion, and without any obligation to give any notice or receive any consent from the Credit Agent or any Lender, change the manner, place or terms of payment, or change or extend the time of payment of, or renew, alter, refinance, increase or add to the Secured Sale/Leaseback Obligations, or amend or supplement in any manner the Secured Sale/Leaseback Lease, the Secured Sale/Leaseback Security Documents or any other agreements, instruments or documents evidencing, securing or relating to the Secured Sale/Leaseback Obligations, or obtain, release, or dispose of any Collateral therefor in accordance with the terms of this Agreement, and this Agreement shall continue in full force and effect with respect to all such Secured Sale/Leaseback Obligations; provided, however, that (i) the Trustee shall comply with all applicable provisions of this Agreement in respect of any of the foregoing; and
(ii) the aggregate Stipulated Loss Value of all Leased Equipment shall in no event exceed $227,275,544 as such amount is adjusted and/or reduced from time to time pursuant to the terms of the Secured Sale/Leaseback Documents or increased to reflect additional investments by the Owner Participants to fund modifications, alterations or improvements to the Leased Equipment (but in any event immediately after giving effect to such adjustment or increase the aggregate Stipulated Loss Value of all Leased Equipment shall not exceed the lesser of (x) 10% above the aggregate Stipulated Loss Value of all Leased Equipment in effect immediately prior to such adjustment or increase and (y) $227,275,544).

     (c) No provision of any Shared Collateral Security Document may be waived, supplemented, amended or modified without the prior written consent of the Credit Agent and the Trustee.

     4.3 Responsibility  For Credit Decisions;  No Duty to Inform Other Parties.
(a) The Trustee has, independently and without reliance on the Credit Agent, any Lender or the directors, officers, agents, employees or attorneys of any thereof, and instead in reliance upon information supplied to it on behalf of the Borrower and upon such other information as it has deemed appropriate (including, without limitation, all such information as it deemed advisable with respect to the Borrower's compliance or non-compliance with any environmental
Laws), made its own independent decision to enter into the Secured Sale/Leaseback Lease and the other Secured Sale/Leaseback Documents and to serve as the Trustee thereunder and under the Secured Sale/Leaseback Security Documents; and the

Trustee shall, for itself and on behalf of the Owner Participants, independently and without reliance upon the Credit Agent, any Lender or the directors, officers, agents, employees or attorneys of any thereof, continue to make its own independent analysis and decisions in acting or not acting under the Secured Sale/Leaseback Lease, the Secured Sale/Leaseback Security Documents and the other Secured Sale/Leaseback Documents.

     (b) The Credit Agent has, independently and without reliance on the Trustee, any Owner Participant or the directors, officers, agents, employees or attorneys of any thereof, and instead in reliance upon information supplied to it on behalf of the Borrower and upon such other information as it has deemed appropriate (including, without limitation, all such information as it deemed advisable with respect to the Borrower's compliance or non-compliance with any environmental Laws), made its own independent decision to enter into the Credit Agreement and to serve as the Credit Agent thereunder and under the Credit Agreement Security Documents; and the Credit Agent shall, for itself and on behalf of the Lenders, independently and without reliance upon the Trustee, any Owner Participant or the directors, officers, agents, employees or attorneys of any thereof, continue to make its own independent analysis and decisions in acting or not acting under the Credit Agreement and the Credit Agreement Security Documents.

     (c) Neither the Credit Agent nor any Lender shall have any present or future duty or responsibility to the Trustee or any Owner Participant to advise it of information known to any of them regarding the financial condition of Sweetheart or of any circumstances bearing upon the risk of nonpayment of the Credit Agreement Obligations or the Secured Sale/Leaseback Obligations and the Trustee, on behalf of itself and each Owner Participant, acknowledges that neither the Credit Agent nor any Lender has made any representations or warranties to the Trustee or any Owner Participant with respect to the due execution, delivery, validity or enforceability of the Credit Agreement or the Credit Agreement Security Documents, the validity or perfection of the Lenders' Liens, the validity or enforceability of the Credit Agreement Obligations, the existence, condition or value of any of the Lenders' Collateral or as to any other matter whatsoever. If, notwithstanding the foregoing, any such information is conveyed by the Credit Agent or any Lender to the Trustee or any Owner Participant, neither the Credit Agent nor any Lender shall have any responsibility to the Trustee or any Owner Participant for the accuracy or completeness of any such information, nor any continuing duty or responsibility to advise the Trustee or any Owner Participant of any inaccuracy in such information that is subsequently discovered, or of any updated or subsequent information, whether or not of like kind.

     (d) Neither the Trustee nor any Owner Participant shall have any present or future duty or responsibility to the Credit Agent or any Lender to advise it of information known to any of them regarding the financial condition of Sweetheart or of any circumstances bearing upon the risk of nonpayment of the Secured Sale/Leaseback Obligations or the Credit Agreement Obligations and the Credit Agent, on behalf of itself and each Lender, acknowledges that neither the Trustee nor any Owner Participant has made any representations or warranties to the Credit Agent or any Lender with respect to the due execution, delivery, validity or enforceability of the Secured Sale/Leaseback Lease or Secured Sale/Leaseback Security Documents, the validity or perfection of the Secured Sale/Leaseback Liens, the validity or enforceability of the Secured Sale/Leaseback Obligations, the
existence, condition or value of any of the Trustee Collateral or as to any other matter whatsoever. If, notwithstanding the foregoing, any such information is conveyed by the Trustee or any Owner Participant to the Credit Agent or any Lender, neither the Trustee nor any Owner Participant shall have any responsibility to the Credit Agent or any Lender for the accuracy or completeness of any such information, nor any continuing duty or responsibility to advise the Credit Agent or any Lender of any inaccuracy in such information that is subsequently discovered, or of any updated or subsequent information, whether or not of like kind.

     4.4 Order of Enforcement of Remedial Actions. Subject to all of the terms and conditions of this Agreement, including, without limitation, Section 3.3:

     (a) The Credit Agent and the Lenders shall have the right at any and all times to determine the order in which (i) any Remedial Action or other recourse is sought against Sweetheart or any other obligor with respect to the Credit Agreement Obligations, and (ii) any or all of the Lenders' Liens shall be enforced; and the Trustee, on behalf of itself and each Owner Participant, hereby waives any and all rights to require that the Credit Agent pursue or exhaust any rights or remedies with respect to Sweetheart or any Sweetheart Property prior to exercising its rights and remedies with respect to Credit Agreement Collateral or in any other manner to require the marshalling of assets or security in connection with the exercise by the Credit Agent or any Lender of any Remedial Action with respect to Credit Agreement Obligations and Credit Agreement Collateral.

     (b) The Trustee and the Owner Participants shall have the right at any and all times to determine the order in which (i) any Remedial Action or other recourse is sought against Sweetheart or any other obligor with respect to the Secured Sale/Leaseback Obligations, and (ii) any or all of the Secured
Sale/Leaseback Liens shall be enforced; and the Credit Agent, on behalf of itself and the Lenders, hereby waives any and all rights to require that the Trustee pursue or exhaust any rights or remedies with respect to Sweetheart or any Sweetheart Property prior to exercising its rights and remedies with respect to Secured Sale/Leaseback Collateral or in any other manner to require the marshalling of assets or security in connection with the exercise by the Trustee or any Owner Participant of any Remedial Action with respect to Secured Sale/Leaseback Obligations and Secured Sale/Leaseback Collateral.

     4.5 Waiver of Liability For Actions Taken With Respect To Obligations and Collateral. (a) Except as provided in Section 3.11(b), neither the Credit Agent nor any Lender shall have any liability to the Trustee or any Owner Participant for, and the Trustee, on behalf of itself and each Owner Participant, hereby waives to the extent permitted by applicable Law any claim, right, action or cause of action which it may now or hereafter have against the Credit Agent or any Lender (including, without limitation, any and all claims, rights, actions or causes of action that the Trustee or any Owner Participant may otherwise have against the Agent or any Lender under Sections 9-207, 9-504 and 9-507 of the
UCC) arising out of, any and all actions which any Lender or the Credit Agent, in good faith, takes or omits to take with respect to the Credit Agreement Obligations, any obligor with respect to the Credit Agreement Obligations or any Credit Agreement Collateral, including, without limitation, actions with respect to: the creation, perfection or continuation of Liens with respect to any

Credit Agreement Collateral; any Remedial Action or Disposition of any Credit Agreement Collateral; the release of any Credit Agreement Collateral; the custody, valuation, protection, preservation, use or depreciation of any Credit Agreement Collateral; the realizing upon or failure to realize upon any Credit Agreement Collateral; or the collection of the Credit Agreement Obligations. To the extent that any of the foregoing waivers is not permitted by applicable Law, the Trustee agrees that the applicable standard by which any non-waivable rights, duties or claims are to be measured shall be that neither the Credit Agent nor any Lender shall have any liability or responsibility to the Trustee or to any Owner Participant for any actions or omissions other than actions or omissions constituting gross negligence or wilful misconduct.

     (b) Neither the Trustee nor any Owner Participant shall have any liability to the Credit Agent or the Lenders for, and the Credit Agent, on behalf of itself and each Lender, hereby waives any claim, right, action or cause of action which it may now or hereafter have against the Trustee or any Owner Participant (including, without limitation, any and all claims, rights, actions or causes of action that the Credit Agent or any Lender may otherwise have against the Trustee or any Owner Participant under Sections 9-207, 9-504 and 9-507 of the UCC) arising out of, any and all actions which the Trustee or any Owner Participant, in good faith, takes or omits to take with respect to the Secured Sale/Leaseback Obligations, any obligor with respect to the Secured Sale/Leaseback Obligations or any Secured Sale/Leaseback Collateral, including, without limitation, actions with respect to: the creation, perfection or continuation of Liens with respect to any Secured Sale/Leaseback Collateral; any Remedial Action or Disposition of any Secured Sale/Leaseback Collateral; the release of any Secured Sale/Leaseback Collateral; the custody, valuation, protection, preservation, use or depreciation of any Secured Sale/Leaseback Collateral; the realizing upon or failure to realize upon any Secured Sale/Leaseback Collateral; or the collection of the Secured Sale/Leaseback Obligations. To the extent that any of the foregoing waivers is not permitted by applicable Law, the Credit Agent agrees that the applicable standard by which any non-waivable rights, duties or claims are to be measured shall be that neither the Trustee nor any Owner Participant shall have any liability or responsibility to the Credit Agent or to any Lender for any actions or omissions other than actions or omissions constituting gross negligence or wilful misconduct.

     5. Agency.

     5.1 Appointment of Collateral Agent; Powers and Limitations. (a) Subject to the resignation and removal provisions of Section 5.5, the Credit Agent and the Trustee hereby irrevocably designate, appoint and authorize the Credit Agent as Collateral Agent hereunder (the Credit Agent in such capacity being hereinafter referred to as the "Collateral Agent") to take such action, including, without limitation, the exercise of rights and the pursuit of remedies pursuant to this Agreement and the Shared Collateral Security Documents, as agent on their behalf and to exercise such other powers under this Agreement and the Shared Collateral Security Documents as are expressly delegated to the Collateral Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto.

     (b) Nothing herein or in the Shared Collateral Security Documents shall impose or be construed to impose on the Collateral Agent any duties or obligations other than those expressly provided for herein or therein or any fiduciary relationship with the Credit Agent or the Trustee and no implied covenants, functions or responsibilities shall be read into this Agreement or the Shared Collateral Security Documents.

     5.2 Instructions, Voting and Meetings. (a) Notwithstanding any provisions of this Agreement, the Collateral Agent is authorized, but not obligated, (i) to take any action reasonably required to perfect or continue the perfection of the Liens on the Shared Collateral for the benefit of the Lenders and the Trustee and (ii) when instructions from the Required Parties have been requested by the Collateral Agent but have not yet been received, to take any action which the Collateral Agent, in good faith, believes to be reasonably required to promote and protect the interests of the Lenders and the Trustee in the Shared Collateral; provided that once instructions have been received, the actions of the Collateral Agent shall be governed thereby and the Collateral Agent shall not take any further action which would be contrary thereto.

     (b) As to any matters relating to the Shared Collateral, the Shared Collateral Security Documents or Sweetheart not otherwise expressly delegated to the Collateral Agent, the Trustee or the Credit Agent by the Credit Agreement, the Secured Sale/Leaseback Documents, the Security Documents or the Shared Collateral Security Documents, the Collateral Agent shall act or refrain from acting on the instructions of the Required Parties. Without limiting the generality of the foregoing, in the event the Collateral Agent shall act or refrain from acting upon the direction of Lenders constituting the Required Parties, such action or inaction, as the case may be, shall not constitute a breach of any fiduciary obligation which the Collateral Agent might owe to the Trustee or the Owner Participants even if the Trustee or the Owner Participants are damaged by such action or inaction.

     (c) If, with respect to a proposed action to be taken by it, the Collateral Agent shall determine in good faith that the provisions of this Agreement or any Shared Collateral Security Document relating to the functions or responsibilities or discretionary powers of the Collateral Agent are or may be ambiguous or inconsistent, the Collateral Agent shall notify the Credit Agent and the Trustee, identifying the proposed action and the provisions that it considers are or may be ambiguous or inconsistent, and may decline either to perform such function or responsibility or to exercise such discretionary power unless it has received the written confirmation of the Required Parties that the Required Parties concur in the circumstances that the action proposed to be taken by the Collateral Agent is consistent with the terms of this Agreement or such Shared Collateral Security Document or is otherwise appropriate. The Collateral Agent shall be fully protected in acting or refraining from acting upon the confirmation of the Required Parties in this respect, and such confirmation shall be binding upon the Credit Agent, the Lenders, the Trustee and the Owner Participants.

(d) Notwithstanding any provisions herein, the Collateral Agent shall not be required to take any action that exposes or, in the good faith judgment of the Collateral Agent may expose, the Collateral Agent or its officers, directors, agents or employees to personal liability unless the Collateral Agent shall be adequately indemnified as provided herein or that is, or in the good faith judgment of the Collateral Agent may be, contrary to the Shared Collateral Security Documents or applicable law.

     (e) Except for action expressly required of the Collateral Agent hereunder, the Collateral Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall be indemnified (in addition to the indemnity provided by Section 5.4) to its satisfaction by the Credit Agent and the Trustee in advance against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

     (f) Notwithstanding anything to the contrary in this Agreement or the Shared Collateral Security Documents, the Collateral Agent shall not be required to exercise any rights or remedies under this Agreement or any of the Shared Collateral Security Documents or give any consent under this Agreement or any of the Shared Collateral Security Documents or enter into any agreement amending, modifying, supplementing or waiving any provision of this Agreement or any Shared Collateral Security Document unless it shall have been directed to do so by the Required Parties (and if so directed, such action of the Collateral Agent shall be binding upon the Credit Agent, the Lenders, the Trustee and the Owner Participants).

     (g) Upon the request of the Collateral Agent or the Credit Agent, the Trustee shall notify the Collateral Agent, or the Credit Agent, as the case may be, in writing of the aggregate principal amount of the Secured Sale/Leaseback Obligations outstanding at any time and of the amount in clause (i) of the first sentence of either of the defined terms Pro Rata Share or Required Parties at such time.

     5.3 Disclaimer; Good Faith Reliance on Advice and Information. (a) Neither the Collateral Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with the Shared Collateral Security Documents, except for its or their own gross negligence, willful misconduct or knowing violations of law. Without limiting the generality of the foregoing, the Collateral Agent (i) may consult with legal counsel, independent public accountants, appraisers and other experts selected by the Collateral Agent and shall not be liable for any action taken or omitted to be taken in good faith in accordance with the advice of such counsel, accountants, appraisers or experts, and (ii) shall incur no liability under or in respect of the Shared Collateral Security Documents by acting upon any representation or warranty of Sweetheart made in connection therewith or by relying upon any written information supplied by any predecessor Collateral Agent(s) or by acting upon any notice, instruction, consent, certificate or other instrument, writing or communication (which may be by telegram, cable, telex or telephone) in good faith believed by it to be genuine and to have been signed, sent or made by the proper party or parties.

     (b) For purposes of this Section 5.3, "known" shall mean that information has come to the attention of an officer of a party with responsibility for the applicable transaction under this Agreement giving such party actual knowledge of the existence or non-existence of the fact in question.

     (c) The Collateral Agent shall not be responsible to any Person for (i) the due execution, legality, validity, enforceability, genuineness, sufficiency or value of the Shared Collateral

Security Documents, any Shared Collateral provided thereunder, or any other instrument or document furnished pursuant thereto; (ii) the priority of any Lien granted under the Shared Collateral Security Documents; (iii) any omissions or errors on the part of government officials, failure of mail deliveries, losses of documents by Federal Express or other courier services, mistakes by title companies or lien search companies, or other similar events; (iv) any recital, statement, representation or warranty made by Sweetheart, or any affiliate of Sweetheart or any officer, employee or agent of any such party in the Shared Collateral Security Documents or any certificate or other document referred to or provided for therein; (v) any failure by Sweetheart, or any affiliate of Sweetheart, to perform its obligations under the Shared Collateral Security Documents or any document or instrument related thereto; or (vi) any conflict among the Shared Collateral Security Documents or any other instrument or document to which Sweetheart, any Lender, the Credit Agent, the Trustee or any Owner Participant is a party. The Collateral Agent shall not be under any obligation to the Credit Agent, the Trustee, the Lenders or the Owner Participants to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or the Shared Collateral Security Documents.

     5.4 Indemnity; Expenses. (a) Each of the Credit Agent and the Trustee severally agrees to indemnify and hold harmless the Collateral Agent and its officers, directors, agents and employees (each an "Indemnitee"), ratably according to the Pro Rata Share(s) held by the Lenders and the Trustee, respectively, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, claims or disbursements ("Claims") of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Indemnitee in any way relating directly or indirectly to or arising directly or indirectly (whether before or after termination of this Agreement) out of (i) this Agreement or any of the Shared Collateral Security Documents (including without limitation the negotiation, execution, and enforcement thereof), or any transaction contemplated thereby,
(ii) any action taken or omitted by the Indemnitee pursuant to this Agreement or any of the Shared Collateral Security Documents, or (iii) any breach of any agreement or instrument as a result of any action taken or omitted by the Indemnitee hereunder or under any of the Shared Collateral Security Documents; provided, however, that neither the Credit Agent nor the Trustee shall be liable for any portion of such Claims found to result from the Indemnitee's gross negligence, willful misconduct or knowing violations of Law (as may be determined by New York law), unless such breach has been waived by the Required Parties or the Required Parties shall have instructed the Collateral Agent to take an action which violates applicable Law. The Pro Rata Shares of the Lenders and the Trustee for purposes of this Section 5.4(a) shall be determined (i) in the case the Collateral Agent has taken any Remedial Action with respect to the Shared Collateral, at the time of the commencement of such Remedial Action and
(ii) in the case the Collateral Agent has not taken any such action, as of the date such Claim commenced to be incurred, in each case, as determined by the Collateral Agent in good faith.

     (b) Without limiting the generality of the foregoing, and to the extent that the Indemnitee is not promptly reimbursed for such expenses by Sweetheart, the Credit Agent and the Trustee severally agree to reimburse the Indemnitee promptly upon demand ratably according to the Pro Rata Shares held by the Lenders and the Trustee, respectively, for any out-of-pocket expenses (including regular time billing charges of in-house or outside counsel) incurred by the Indemnitee and permitted by this Section 5.4 in connection with the administration or enforcement of, or legal advice in respect of rights or responsibilities hereunder or under any of the Shared Collateral Security Documents (including without limitation the enforcement of this indemnity). The Pro Rata Shares of the Lenders and the Trustee for purposes of this Section 5.4(b) shall be determined (i) in the case the Collateral Agent has taken any Remedial Action with respect to the Shared Collateral, at the time of the commencement of such Remedial Action and (ii) in the case the Collateral Agent has not taken any such action, as of the date such Claim commenced to be incurred, in each case, as determined by the Collateral Agent in good faith.

     (c) Any Indemnitee may retain its own counsel to prosecute, negotiate or defend any Claims; provided, however, that the indemnification obligations under this Section 5.4 shall only apply to one counsel with respect to any Claim regardless of the number of Indemnitees. Any Indemnitee shall have the right to compromise any Claims with the prior written consent of the Required Parties.

     (d) The obligations of the Credit Agent and the Trustee, respectively, under this Section 5.4 shall survive the payment of all Credit Agreement Obligations and the Secured Sale/Leaseback Obligations and the termination of this Agreement.

     5.5 Resignation and Removal of Collateral Agent. (a)(i) The Collateral Agent may resign at any time by giving sixty (60) days prior written notice thereof to the Trustee, the Credit Agent and the Borrower and may be removed at any time, with or without cause, by the Required Parties by written notice delivered to the Borrower, the Trustee and the Credit Agent.

         (ii) Upon receiving notice of any such resignation or removal, a successor Collateral Agent shall be appointed by the Trustee and the Credit Agent; provided, however, that such successor Collateral Agent shall be (A) a bank or trust company having a combined capital and surplus of at least $100,000,000 subject to supervision or examination by a federal or state banking authority; and (B) authorized under the laws of the jurisdiction of its incorporation or organization to assume the functions of the Collateral Agent. If the appointment of such successor shall not have become effective (as hereafter provided) within such sixty (60) day period after the Collateral Agent shall have given such notice, then the Collateral Agent may assign the Liens and its duties hereunder and under the Shared Collateral Security Documents to the Trustee and the Credit Agent, as their interests may appear, and in such case all references herein to "Collateral Agent" shall be deemed to refer to "Required Parties." The Required Parties may petition a court of competent jurisdiction for the appointment of a successor Collateral Agent. Such court shall, after such notice as it may deem proper, appoint a successor Collateral Agent meeting the qualifications specified in this Section 5.5(a). The Trustee, the Credit Agent, the Lenders and the Owner Participants hereby consent to such petition and appointment so long as such criteria are met.

         (iii) The resignation or removal of a Collateral Agent shall become effective upon the execution and delivery of such documents or instruments as are necessary to transfer the rights and obligations of the Collateral Agent under the Shared Collateral Security Documents. Copies of each such document or instrument shall be delivered to the Trustee and the Credit Agent. The appointment of a successor Collateral Agent pursuant to this
Section 5.5(a) shall become effective upon the acceptance of such appointment and such successor Collateral Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent.

     (b) After any resignation or removal hereunder of the Collateral Agent, the provisions of this Section 5 shall continue to inure to its benefit as to any actions taken or omitted to be taken by it in connection with its agency hereunder while it was Collateral Agent.

     5.6 Shares of Collateral. Where the Collateral Agent is required or permitted hereunder, under any of the Shared Collateral Security Documents or otherwise to do or refrain from doing any act in accordance with the consent or instructions of the Trustee, the Credit Agent, the Lenders, the Owner Participants or any group thereof, and where the Collateral Agent is required or permitted to make any payment, disbursement or distribution to any such Person (or to require any payment from any such Person), then in calculating the Credit Agreement Obligations or Secured Sale/Leaseback Obligations held by any such
Person or the amount in clause (i) of the first sentence of either of the defined terms Pro Rata Share or Required Parties or the amount of any payments to be made to any such Person (anything to the contrary herein or elsewhere notwithstanding) the Collateral Agent may assume in the absence of a written representation to the contrary that (i) all scheduled payments of principal and interest or rent, as the case may be, have been made as required by the Secured Sale/Leaseback Documents and the Credit Agreement; and (ii) no prepayments on the Credit Agreement Obligations or Secured Sale/Leaseback Obligations have been received since the last date the Credit Agent or the Trustee reported the outstanding amount of the Credit Agreement Obligations or the Secured Sale/Leaseback Obligations, respectively, to the Collateral Agent, as the case may be, except those amounts received by the Collateral Agent in accordance with this Agreement and disbursed to the Trustee and the Credit Agent in accordance with the provisions hereof. In the event of any controversy with respect to any payment or prepayment made or the amount in clause (i) of the first sentence of either of the defined terms Pro Rata Share or Required Parties, the Collateral Agent shall be permitted to rely conclusively (in the absence of manifest error) upon its own records with respect to any payments made to or by the Collateral Agent and, in every other case, upon the written representation of any of the Trustee, the Credit Agent, a Lender or an Owner Participant as to facts regarding the Credit Agreement Obligations or Secured Sale/Leaseback Obligations owed to it or the amount in clause (i) of the first sentence of either of the defined terms Pro Rata Share or Required Parties, notwithstanding any contrary representation by any other party. The Collateral Agent shall be entitled to retain funds or make a partial distribution of funds to any such Person pending any investigation or resolution of any such controversy.

     5.7 Compensation and Expenses. The Collateral Agent shall be entitled to charge such reasonable fees (in addition to its expenses) for services of the Collateral Agent as may be agreed from time to time between the Collateral Agent and the Borrower. The Collateral Agent may incur such reasonable expenses (including, without limitation, attorneys' fees and regular time billing charges of in-house or outside counsel) directly or indirectly in connection with the discharge or exercise of any of its rights, powers or obligations hereunder and under the Shared Collateral Security Documents as it in its sole and absolute discretion may deem necessary or appropriate. Said fees and expenses shall be charged to the Borrower by the Collateral Agent and shall be included in the amounts secured by the Shared Collateral Security Documents.

     5.8 Authorized Investments. Any and all funds held by the Collateral Agent in its capacity as Collateral Agent, whether pursuant to any provision of any of the Shared Collateral Security Documents or otherwise, shall to the extent feasible within a reasonable time be invested by the Collateral Agent in Cash Equivalent Investments. Any interest earned on such funds shall be deposited into the Shared Collateral Account and disbursed to the Trustee and the Credit Agent in accordance with this Agreement. The Collateral Agent may hold any such funds in a common interest bearing account. The Collateral Agent shall have no duty to place funds held pursuant to this Section 5.8 in investments which provide a maximum return; provided, however, that the Collateral Agent shall to the extent feasible invest funds in Cash Equivalent Investments with reasonable promptness. The Collateral Agent shall not be responsible for any loss of any funds invested in accordance with this Section 5.8.

     5.9 Collateral Agent Counsel, Joint Defense Privilege. The Trustee and the Credit Agent acknowledge that the Collateral Agent may hire counsel to advise it with respect to its rights and duties hereunder, and that such counsel does not and will not represent the interests of the Trustee, the Credit Agent, any Lender or any Owner Participant, individually. The Trustee and the Credit Agent acknowledge that conflicts may arise among such Persons and waive any conflicts of interest which arise or exist for such counsel as a result of counsel's representation of the Collateral Agent. The Trustee and the Credit Agent further agree to be bound by the joint defense privilege with respect to all matters relating to this Agreement, the Shared Collateral Security Documents and the Shared Collateral. All communications from the Collateral Agent's counsel to the Credit Agent, the Trustee, the Collateral Agent, any Lender or any Owner Participant are subject to such privilege and each Person agrees not to waive such privilege, or to disclose any such communications, without the consent of all such Persons.

     6. Term. This Agreement shall be irrevocable and shall remain in full force and effect until (i) all of the letters of credit and credit support issued pursuant to the Credit Agreement have been terminated and the loans, notes and unpaid letter of credit and credit support drawings, together with interest, fees and all other Credit Agreement Obligations incurred thereunder, are paid in full, all obligations to extend further advances pursuant to the Credit Agreement have been terminated and all Hedging Obligations have been paid in full and the related agreements terminated, or (ii) the payment in full of all amounts owing by the Borrower under the Secured Sale/Leaseback Lease and all other Secured Sale/Leaseback Obligations then owing and the termination of the lease arrangements under the Secured Sale/Leaseback Lease, subject to Section
3.6 hereof, shall automatically terminate, provided, however, that (x) the obligations of the Credit Agent and the Lenders under Section 3.11(b) shall survive for a period of sixty (60) days following the termination of this Agreement and, if any claim thereunder is asserted prior to the expiration of such sixty (60) day period, shall survive thereafter, solely as to such claim, until such claim has been fully resolved or until the expiration of such statute of limitations applicable thereto, (y) as set forth in Sections 3.11(d) and 3.12(a), the rights of the Credit Agent pursuant to Sections 3.11 and 3.12 shall continue to apply in accordance with the terms thereof notwithstanding any sale of the Secured Sale/Leaseback Collateral or of any equipment subject to the Secured Sale/Leaseback Lease and (z) the provisions of
Section 5 shall survive the termination of this Agreement. At the time of such termination, (a) if such termination occurs pursuant to clause (i) of the preceding sentence, the Credit Agent shall (x) deliver to the Trustee any Collateral (other than Excluded Sale/Leaseback Assets) then in its possession unless the Trustee advises the Credit Agent that possession of such Collateral by the Trustee is not required pursuant to the Secured Sale/Leaseback Security Documents and (y) terminate or assign to the Trustee any landlords' agreements, warehouse operators' agreements and similar agreements in favor of the Credit Agent pertaining to the Collateral (other than Excluded Sale/Leaseback Assets); and (b) if such termination occurs pursuant to clause (ii) of the preceding sentence, the Trustee shall (x) deliver to the Credit Agent any Collateral then in its possession unless the Credit Agent advises the Trustee that possession of such Collateral by the Credit Agent is not required pursuant to the Credit Agreement Security Documents and (y) terminate or assign to the Credit Agent any landlords' agreements, warehouse operators' agreements and similar agreements in favor of the Trustee pertaining to the Collateral; and (c) if such termination occurs pursuant to clauses (i) and (ii) concurrently, then each of the Credit Agent and the Trustee shall (x) deliver to Sweetheart any Collateral then in its possession and (y) terminate any landlords' agreements, warehouse operators' agreements and similar agreements in its favor pertaining to the Collateral.

     7. Representations and Warranties. Each of the Credit Agent, the Trustee and the Collateral Agent, as to itself only, represents and warrants to the other that:

     (a) It is a duly organized and validly existing national banking association; has all requisite power and authority to execute, deliver and perform under this Agreement; and the execution, delivery and performance by it of this Agreement have been duly authorized by all requisite corporate or other action; and

     (b) Pursuant to the terms of the Credit Agreement, the Credit Agent has been granted all requisite authority to bind the Lenders and pursuant to the terms of the Secured Sale/Leaseback Documents, the Trustee has been granted all requisite authority to bind the Owner Participants by their respective execution and delivery of this Agreement, and pursuant to the terms of the Credit Agreement and the Secured Sale/Leaseback Documents, no further consent or approval on the part of the Lenders or the Owner Participants, as the case may be, is or will be required in connection with the execution, delivery and performance of this Agreement.

     8. Miscellaneous.

     8.1 Notices. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon either of the parties by the other, or whenever either of the parties desires to give or serve upon the other any such communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person with receipt acknowledged, delivered by reputable overnight courier or telecopied and confirmed immediately in writing by a copy mailed by registered or certified mail, return receipt requested, postage prepaid, or mailed by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                           If to the Credit Agent or the Collateral Agent at:

                           Bank of America, N.A.
                           335 Madison Avenue
                           New York, New York  10017
                           Attention:  Richard Levenson

                           If to the Trustee at:

                           State Street Bank and Trust
                           Company of Connecticut,
                           National Association
                           225 Asylum Street
                           Hartford, Connecticut 06103
                           Attention: Corporate Trust Department

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, on the date of delivery by reputable overnight courier service, on the date of telecopier transmission or three (3) Business Days after the same shall have been deposited with the United States mail. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

     8.2 Entire Agreement; Amendment. This Agreement constitutes the entire agreement between the Credit Agent, the Trustee and the Collateral Agent with respect to the subject matter hereof and supersedes all prior negotiations, understandings and agreements between the Credit Agent, the Trustee and the Collateral Agent in respect of such subject matter, whether written or oral. This Agreement may be amended, modified or supplemented only by a written instrument executed by the Credit Agent, the Trustee and the Collateral Agent.

     8.3 WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION. (a) EACH OF THE PARTIES HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT.

     (b) EACH OF THE PARTIES HERETO SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF.

     8.4 Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     8.5 Survival. The representations and warranties of the parties in this Agreement shall survive the execution, delivery and acceptance hereof by the parties hereto until the termination of this Agreement pursuant to Section 6.

     8.6 Counterparts. This Agreement may be executed in any number of counterparts, all of which, taken together, shall constitute one and the same instrument, and either of the parties hereto may execute this Agreement by signing any such counterpart.

     8.7 GOVERNING LAW. THIS AGREEMENT SHALL BE INTERPRETED, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE.

     8.8 Parties. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto, the Lenders from time to time party to the Credit Agreement, the Owner Participants from time to time party to any of the Secured Sale/Leaseback Documents and their respective successors and assigns; provided, however, that any successor Credit Agent or the Trustee shall expressly assume the obligations of such party hereunder.

     8.9 No Third Party Beneficiaries. Nothing contained in this Agreement shall be deemed to indicate that this Agreement has been entered into for the benefit of Sweetheart or any other Person except for the parties hereto, the Lenders, the Owner Participants and their respective successors and assigns.

     8.10 Legend. Each of the Credit Agreement, the Credit Agreement Security Documents, the Secured Sale/Leaseback Lease and the Secured Sale/Leaseback Security Documents shall be made specifically subject to the terms and conditions of this Agreement.

     8.11 Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

     8.12 Trustee Not Acting in Individual Capacity. Each party hereto acknowledges that the Initial Trustee is entering into this Agreement solely as Owner Trustee and Lessor under the Secured Sale/Leaseback Documents and not, except as expressly provided herein, in its individual capacity, and in no case whatsoever shall it or any entity acting as successor Owner Trustee and Lessor under the Secured Sale/Leaseback Documents be personally liable for any loss in respect of any of the statements, representations, warranties, agreements or obligations of Trustee hereunder, except that each Trustee shall be severally liable, in its individual capacity, (a) for its own willful misconduct or gross negligence; (b) in the case of the inaccuracy of any of its representations or warranties contained in Section 7(a) of this Agreement; and (c) for the failure to use ordinary care in the receipt and disbursement of moneys actually received by it in accordance with the provisions hereof.

                            [Signature Page Follows]

                  IN WITNESS WHEREOF, this Agreement has been signed and sealed by the undersigned duly authorized signatories of the parties hereto as of the date and year first above written.

                                          BANK OF AMERICA, N.A., as Credit Agent


                                          By:    _____________________
                                                 Name:
                                                 Title:


                                          STATE STREET BANK AND TRUST
                                          COMPANY OF CONNECTICUT,
                                          NATIONAL ASSOCIATION,
                                          not in its  individual
                                          capacity, but
                                          solely as Trustee

                                          By:    _____________________
                                                 Name:
                                                 Title:


                                          BANK OF AMERICA, N.A.,
                                          as Collateral Agent

                                          By:    _____________________
                                                 Name:
                                                 Title:

     Each  of  the   undersigned,   Sweetheart  Cup  Company  Inc.,  a  Delaware
corporation, and Sweetheart Holdings Inc., a Delaware corporation, (a) acknowledges receipt of a copy of this Agreement and agrees to the provisions hereof; (b) agrees to cooperate with the parties hereto by granting all Liens, and by taking all such other actions, as are contemplated by Section 3.8(b) hereof; (c) acknowledges that, as provided by Section 8.9 hereof, it is not a third party beneficiary hereof, and has no rights hereunder; (d) acknowledges and consents to the priority of the liens purported to be established by this Agreement, as in effect on the date hereof; (e) agrees not to object to the enforcement by the Credit Agent against the Trustee or the Trustee against the Credit Agent of any of the respective rights granted to them pursuant to Section 3.11(a) hereof, as in effect on the date hereof; (f) agrees to the provision in
Section 3.12(a) hereof, as in effect on the date hereof, pursuant to which the Borrower and the Guarantor agree to certain sales of Collateral and the commercial reasonableness thereof; and (g) agrees not to assert any provision hereof as a defense to any Remedial Action (except to the extent that the provisions of this Agreement are expressly referred to in or incorporated in the Credit Agreement, the Secured Sale/Leaseback Lease or any Security Document as a limitation on its obligations thereunder or on the Credit Agent's, Lenders', the Trustee's or the Owner Participants' rights thereunder) nor to assert any such provision as a counterclaim or basis for set-off or recoupment against any party hereto. Such acknowledgments and agreements by Sweetheart Cup Company Inc. and Sweetheart Holdings Inc. do not, however, constitute any amendment, modification, or waiver by them or either of them of any provision of the Credit Agreement, the Secured Sale/Leaseback Lease or any Security Document or any right available to them or either of them thereunder.


                                              SWEETHEART CUP COMPANY INC.


                                              By:    ________________________
                                                     Name:
                                                     Title:


                                              SWEETHEART HOLDINGS INC.


                                              By:    ________________________
                                                     Name:
                                                     Title:

                                    EXHIBIT A
                                    ---------

                           CREDIT AGREEMENT COLLATERAL
                           ---------------------------

     All of the following Sweetheart Property, whether now existing or hereafter acquired, arising or created and wheresoever located unless specifically excluded pursuant to the relevant Credit Agreement Security Documents:

     (a) All Accounts other than Accounts constituting Proceeds from the Disposition of Secured Sale/Leaseback Collateral;

     (b) All Inventory and Spare Parts;

     (c) All lockboxes, bank accounts and deposit accounts (other than the Collateral Account and the Shared Collateral Account) and all amounts deposited therein and investments held therein;

     (d) General Intangibles constituting (i) claims under guaranties, security interests or other security held by or granted to Sweetheart to secure payment of the Accounts described in clause (a) above by the account debtor obligated thereon, (ii) rights of indemnification relating to the Inventory or Spare Parts described in clause (b) above, (iii) warranty claims relating to the Inventory or Spare Parts described in clause (b) above, or (iv) computer programs, ledgers and other books and records, in each case, to the extent directly related to the Accounts described in clause (a) above;

     (e) All Chattel Paper, Documents or Instruments to the extent the same relate to the settlement or payment of the Accounts described in clause (a) above or the Disposition or acquisition of Inventory or Spare Parts described in clause (b) above;

     (f) All insurance policies to the extent related to the foregoing (other than business interruption insurance);

     (g) All Credit Agreement Term Loan Equipment Collateral;

     (h) All Excluded Sale/Leaseback Assets; and

     (i) To the extent not otherwise included, all Proceeds (including insurance proceeds other than business interruption insurance proceeds) of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing.

     Notwithstanding the foregoing, Credit Agreement Collateral shall not in any event include any Leased Equipment or Shared Collateral.

                                    EXHIBIT B
                                    ---------

                        SECURED SALE/LEASEBACK COLLATERAL
                        ---------------------------------

     All of the following Sweetheart Property, whether now existing or hereafter acquired, arising or created and wheresoever located unless specifically excluded pursuant to the relevant Secured Sale/Leaseback Security Documents:

     (a) All Equipment (other than Spare Parts and Credit Agreement Term Loan Equipment Collateral);

     (b) Except to the extent included in Credit Agreement Collateral described on Exhibit A, all General Intangibles;

     (c) Except to the extent included in Credit Agreement Collateral described on Exhibit A, all Chattel Paper, Contracts, Documents, and Instruments;

     (d) All right, title or interest in any Sweetheart Real Property;

     (e) Except to the extent included in Credit Agreement Collateral described on Exhibit A, all other goods and personal property of Sweetheart, whether tangible or intangible, now owned or hereafter acquired by Sweetheart or in which Sweetheart now has or hereafter acquires any rights and wherever located;

     (f) All insurance policies to the extent related to the foregoing (other than business interruption insurance); and

     (g) The Collateral Account and all amounts deposited therein and investments held therein (including, without limitation, the Collateral Account Collateral) and, to the extent not otherwise included above and not otherwise constituting Shared Collateral, all Proceeds (including insurance proceeds other than business interruption insurance proceeds) of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing.

     Notwithstanding the foregoing,  Secured Sale/Leaseback Collateral shall not
in  any  event  include  any  Excluded   Sale/Leaseback  Assets  or  any  Shared
Collateral.

                                    EXHIBIT C
                                    ---------

                                SHARED COLLATERAL
                                -----------------

     All of the following Sweetheart Property, whether now existing or hereafter acquired, arising or created and wheresoever located:

     (a) All Stock Collateral;

     (b) All Intercompany Debt;

     (c) The Shared Collateral Account and all amounts deposited therein and instruments held therein;

     (d) Business interruption insurance, all proceeds thereof and all rights under insurance policies related thereto; and

     (e) All Proceeds of each of the foregoing (including, without limitation, any Proceeds of any of the foregoing deposited in bank accounts of Sweetheart) and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing.

Notwithstanding the foregoing, Shared Collateral shall not in any event include any Excluded Sale/Leaseback Assets.

                                   EXHIBIT D1
                                   ----------

                                     [Date]
                                     ------

State Street Bank and Trust Company
of Connecticut, National Association,
as Trustee
225 Asylum Street
Hartford, Connecticut 06103
Attn: Corporate Trust Department

Ladies and Gentlemen:

     Please refer to the Intercreditor Agreement dated as of June 15, 2000 between you and Bank of America, N.A., as Credit Agent and Collateral Agent, to which the form of this letter is attached as Exhibit D-1 (the "Intercreditor Agreement"). Capitalized terms which are defined in the Intercreditor Agreement shall have the meanings assigned to them therein.

     [Sweetheart] has pledged the [Securities,] [Instruments,] [Documents,] [and other Collateral] described on Schedule I attached hereto (the "Pledged Collateral") to the Trustee as security for the Secured Sale/Leaseback Obligations pursuant to the Secured Sale/Leaseback Security Documents, and has delivered possession thereof to the Trustee in order to perfect the Secured Sale/Leaseback Lien therein. [Sweetheart] has further pledged the Pledged Collateral to the Credit Agent as security for the Credit Agreement Obligations pursuant to the Credit Agreement Security Documents. As more fully set forth in the Intercreditor Agreement, the Lenders' Lien in such Pledged Collateral is subordinate to the Secured Sale/Leaseback Lien in such pledged collateral, to the extent set forth in the Intercreditor Agreement.

     The undersigned, the Credit Agent and [Sweetheart], hereby (a) notify the Trustee, as a bailee of the Pledged Collateral by virtue of the pledge and
delivery  of  the  Pledged   Collateral   to  the  Trustee   under  the  Secured
Sale/Leaseback Security Documents, of the Lenders' Lien in such Pledged Collateral; (b) acknowledge that possession of the Pledged Collateral by the Trustee, as bailee, will perfect the subordinate Lenders' Lien in such Pledged Collateral pursuant to Section 9-304 or 9-305 of the UCC; and (c) authorize and direct the Trustee, upon the termination of the Secured Sale/

Leaseback Lien in the Pledged Collateral, to deliver possession of such Pledged Collateral to the Credit Agent to be held in accordance with the Credit Agreement.

                                      Yours very truly,

                                      BANK OF AMERICA, N.A., as Credit Agent


                                      By:    __________________________
                                             Name:
                                             Title:

                    The undersigned joins in the execution of this letter to confirm the matters set forth in this letter and to authorize the Trustee to comply with the instructions set forth herein.


                                      [SWEETHEART]


                                      By:    __________________________
                                             Name:
                                             Title:


The undersigned, as Trustee, acknowledges receipt of this letter and agrees to comply with the instructions set forth herein.

STATE STREET BANK AND TRUST COMPANY
OF CONNECTICUT, NATIONAL ASSOCIATION,
not in its individual capacity, but solely as Trustee


By:      ________________________
         Name:
         Title:

                                    EXHIBIT D2
                                    ----------

                                     [Date]

Bank of America, N.A., as Credit Agent
335 Madison Avenue
New York, New York  10017
Attn:  Richard Levenson

Ladies and Gentlemen:

     Please refer to the Intercreditor Agreement dated as of June 15, 2000 between you, as Credit Agent and Collateral Agent, and State Street Bank and Trust Company of Connecticut, National Association, as Trustee, to which the form of this letter is attached as Exhibit D-2 (the "Intercreditor Agreement"). Capitalized terms which are defined in the Intercreditor Agreement shall have the meanings assigned to them therein.

     [Sweetheart] has pledged the [Securities,] [Instruments,] [Documents,] [and other Collateral] described on Schedule I attached hereto (the "Pledged Collateral") to the Credit Agent as security for the Credit Agreement
Obligations pursuant to the Credit Agreement Security Documents, and has delivered possession thereof to the Credit Agent in order to perfect the Lenders' Lien therein. [Sweetheart] has further pledged the Pledged Collateral to the Trustee as security for the Secured Sale/Leaseback Obligations pursuant to the Secured Sale/Leaseback Security Documents. As more fully set forth in the Intercreditor Agreement, the Secured Sale/Leaseback Lien in such Pledged Collateral is subordinate to the Lenders' Lien in such Pledged Collateral, to the extent set forth in the Intercreditor Agreement.

     The undersigned, the Trustee and [Sweetheart], hereby (a) notify the Credit Agent, as a bailee of the Pledged Collateral by virtue of the pledge and delivery of the Pledged Collateral to the Credit Agent under the Credit Agreement Security Documents, of the Secured Sale/Leaseback Lien in such Pledged Collateral; (b) acknowledge that possession of the Pledged Collateral by the Credit Agent, as bailee, will perfect the subordinate Secured Sale/Leaseback Lien in such Pledged Collateral pursuant to Section 9-304 or 9-305 of the UCC; and (c) authorize and direct the Credit Agent, upon the termination of the Lenders' Lien in the Pledged Collateral, to deliver possession of such Pledged

Collateral  to  the  Trustee  to  be  held  in   accordance   with  the  Secured
Sale/Leaseback Security Documents.

                                Yours very truly,

                                STATE STREET BANK AND TRUST COMPANY
                                OF CONNECTICUT, NATIONAL ASSOCIATION,
                                not in its individual capacity,
                                but solely as Trustee


                                By:      ____________________
                                         Name:
                                         Title:

                    The undersigned joins in the execution of this letter to confirm the matters set forth in this letter and to authorize the Credit Agent to comply with the instructions set forth herein.


                                [SWEETHEART]


                                By:      _____________________

                                         Name:
                                         Title:


The undersigned, as Credit Agent,
acknowledges receipt of this letter and agrees to comply with the instructions set forth herein.

BANK OF AMERICA, N.A.,
as Credit Agent

By:      ______________________
         Name:
         Title: